UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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ENTHRUST FINANCIAL SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENTHRUST FINANCIAL SERVICES, INC.
1270 Avenue of the Americas
New York, New York 10020
(212) 356-0500

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders:

     You are cordially invited to attend the Special Meeting of Stockholders (the “Meeting”) of Enthrust Financial Services, Inc., a Delaware corporation (the “Company”), which will be held at the offices of Morse, Zelnick, Rose & Lander, LLP located at 405 Park Avenue, Suite 1401, New York, New York 10022 on August 31, 2007 at 10:00 a.m., Eastern Daylight Time, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement:

1.	To approve the performance based compensation contained in the Company’s employment agreement with Michael Lacovara;

2.	To approve the Company’s 2007 Stock and Incentive Plan;

3.	To approve the Company’s Executive Bonus Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record of the Company’s common stock at the close of business on July 20, 2007, the record date set by the Board of Directors, are entitled to notice of, and to vote at, the Meeting and at any adjournment or postponements thereof.

     THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                                        BY ORDER OF THE BOARD OF DIRECTORS

New York, New York
August 14, 2007

ENTHRUST FINANCIAL SERVICES, INC.
1270 Avenue of the Americas
New York, New York 10020
(212) 356-0500

____________________________________

PROXY STATEMENT
____________________________________

     This proxy statement contains information related to the Special Meeting of Stockholders (the “Meeting”) of Enthrust Financial Services, Inc., a Delaware corporation (the “Company”), which will be held at the offices of Morse, Zelnick, Rose & Lander, LLP located at 405 Park Avenue, Suite 1401, New York, New York 10022 on Friday, August 31, 2007 at 10:00 a.m., Eastern Daylight Time, and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement and the accompanying proxy card is August 15, 2007.

SOLICITATION AND REVOCATION OF PROXIES

     A form of proxy is being furnished herewith by the Company to each stockholder and, in each case, is solicited on behalf of the Board of Directors of the Company (the “Board”) for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy and return it promptly to the Company. Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting or (iii) attendance at the Meeting and voting in person.

     The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the management of the Company may also solicit some stockholders in person or by telephone, telegraph or telecopy, but will not be separately compensated for such solicitation services.

     Proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted FOR the approval of the performance based compensation contained in the Company’s employment agreement with Michael Lacovara, FOR the approval of the Company’s 2007 Stock and Incentive Plan, and FOR the approval of the Company’s Executive Bonus Plan, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board and each of them is a current director of the Company.

STOCKHOLDER’S VOTING RIGHTS

     Only holders of record of the Company’s common stock, $0.001 par value (“Common Stock”), at the close of business July 20, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or at any adjournment or postponements thereof. On the Record Date there were 25,000,000 shares of Common Stock outstanding with one vote per share.

     A complete list of stockholders entitled to vote at the special meeting will be available for examination by any stockholder at our corporate headquarters, 1270 Avenue of the Americas, New York, New York 10020, during normal business hours for a period of ten days before the Meeting and at the time and place of the Meeting.

     To approve the performance based compensation in the Company’s employment agreement with Michael Lacovara (the “Lacovara Employment Agreement”), the Company’s 2007 Stock and Incentive Plan (the “2007 Stock and Incentive Plan”) and the Company’s Executive Bonus Plan (the “Executive Bonus Plan”), assuming a quorum is present, the affirmative vote of stockholders holding a majority of the voting power represented at the

Meeting is required. A quorum is the presence in person or by proxy of shares representing a majority of the voting power of the Common Stock.

     Under the Company’s bylaws and Delaware law, shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the Meeting but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposals to approve the performance based compensation in the Lacovara Employment Agreement, the 2007 Stock and Incentive Plan and the Executive Bonus Plan will have the effect of a no vote for such proposal.

     The Delaware Corporation Law does not afford to the stockholders the right to dissent from the matters described in this Proxy Statement or to receive an agreed or judicially appraised value for their shares.

BACKGROUND

Prior to July 10, 2007 (the “Exchange Date”), the Company was a “shell” company with no business or operations. On the Exchange Date, the Company entered into a reorganization transaction (the “Exchange”) in which it issued an aggregate of 24,649,373 shares of Common Stock and warrants to purchase 1,355,600 shares of Common Stock to the former beneficial holders of the debt and equity securities of Rodman & Renshaw Holding, LLC (“Holding”), a Delaware limited liability company engaged, together with its directly- and indirectly-owned subsidiaries, in the investment banking business. As a result of the Exchange: (i) Holding became a wholly-owned subsidiary of the Company and (ii) the former beneficial owners of Holding’s equity and debt securities own 98.6% of the issued and outstanding shares of Common Stock. In addition, as part of the Exchange, the Company’s officers and directors resigned and Holding’s officers and directors became the officers and directors of the Company.

MANAGEMENT

Set forth below is information concerning our directors, senior executive officers and other key employees.

Name	Age	Titles

Officers and Directors:
Wesley K. Clark	62	Chairman and Director
Michael Vasinkevich	39	Vice Chairman and Director
John J. Borer III	50	Chief Executive Officer (Principal Executive Officer) and Director
Edward Rubin	39	President and Director
Thomas Pinou	47	Chief Financial Officer (Principal Accounting Officer)
John W. Chambers	45	President of AcumenBioFin Division and Senior Managing
		Director – Investment Banking
Matthew Geller, Ph.D.	59	Senior Managing Director – Investment Banking
Sam Dryden	57	Director
Richard Cohen	55	Director

Key Employees:
F. Alger Boyer	38	Managing Director – Institutional Sales
William A. Iommi	57	Chief Compliance Officer
Michael G. King, Jr.	46	Managing Director and Director of Research

     Executive officers are appointed by and serve at the pleasure of the Board. A brief biography of each director, executive officer and other key employee follows.

     Wesley K. Clark. General Clark was appointed Chairman of the Company on the Exchange Date and became a director of the Company on July 22, 2007. He was appointed Chairman and a director of Holding in January 2006. He is chairman and chief executive officer of Wesley K. Clark & Associates, a strategic advisory firm he founded in March 2003. From June 2000 through March 2003, General Clark was a Managing Director at Stephens, Inc., an investment banking firm based in Arkansas. From June 1966 through June 2000, General Clark served in the U.S. Army where he held numerous staff and command positions and rose to the rank of 4-star general. He served as NATO Supreme Allied Commander and Commander in Chief of the U.S.-European Command from July 1997 through May 2000. In August 2000, General Clark was awarded the Presidential Medal of Freedom, the United States’ highest civilian honor. General Clark graduated from the United States Military Academy at West Point in 1966. He received a Masters in Philosophy, Politics and Economics from Oxford University where he was a Rhodes Scholar from 1966 to 1968.

     Michael Vasinkevich. Mr. Vasinkevich was appointed Vice Chairman of the Company on the Exchange Date and became a director on July 22, 2007. He was appointed Vice Chairman of Holding in May 2007. He joined Holding in July 2002 as Senior Managing Director and was appointed a director of Rodman & Renshaw, LLC (“R&R”), our broker-dealer affiliate, in 2006 and a director of Holding in 2004. From August 1999 through May 2002, Mr. Vasinkevich was a managing director at Ladenburg Thalmann & Co. Inc., and for the last 11 months of his tenure there he was president of capital markets. From November 1998 through July 1999 he was the founder and managing director of Tandem Venture Partners, Ltd., a specialized financial advisory firm focusing on growth companies in the United States and Asia. From June 1997 to November 1998 he was the managing director of the structured finance group at New York City-based Jesup & Lamont Securities Corp.

     John J. Borer III. Mr. Borer was appointed Chief Executive Officer of the Company on the Exchange Date and became a director on July 22, 2007. He was appointed Chief Executive Officer of Holding in May 2007 and has also been a director of Holding since April 2004 and a director of R&R since 2002. From 1998 through 2006 he was a Senior Managing Director and the President of R&R. From 1991 through 1998, Mr. Borer was a managing director and head of investment banking at the broker-dealer affiliate of the original Rodman & Renshaw firm. From 1984 through 1991 Mr. Borer was senior vice president and investment manager in the new business development office of Security Pacific Business Credit Inc. From 1979 through 1984, he served as a vice president and business development officer with Barclays American Business Credit in its Los Angeles office. Mr. Borer received his B.S. in Agricultural Economics from the University of California at Davis in 1978 and his J.D. from Loyola Law School in Los Angeles in 1984.

     Edward Rubin. Mr. Rubin was appointed President of the Company and a director on the Exchange. He was appointed President of Holding in May 2007. He originally joined us in June 2002 as Senior Managing Director. He has served as president of R&R from September 2006, as a director of R&R since 2006 and as a director of Holding since 2004. From August 1999 through May 2002, Mr. Rubin was a director, corporate finance with Ladenburg Thalmann & Co. Inc. From November 1998 through July 1999 he was the founder and executive vice president of Tandem Venture Partners, Ltd., a specialized financial advisory firm focusing on growth companies in the United States and Asia. From July 1998 to November 1998 he was a vice president in the structured finance group at New York City-based Jesup & Lamont Securities Corp. From November 1995 through December 1997, Mr. Rubin was assistant general counsel for NCH Capital, a New York-based investment fund specializing in investments in Eastern Europe and the former Soviet Union. From September 1993 through November 1995, Mr. Rubin was an associate in two law firms in New York, Friedman & Kaplan and Coudert Brothers. Mr. Rubin received his B.A. in political science from Bernard M. Baruch College in 1989 and his J.D. from New York University School of Law in 1993.

     Thomas Pinou. Mr. Pinou was appointed Chief Financial Officer and Principal Accounting Officer of the Company on the Exchange Date. He was appointed Chief Financial Officer and Principal Accounting of Holding in October 1998. From August 1996 to December 1997 he was the controller of the broker-dealer affiliate of the original Rodman & Renshaw firm, and in December 1997 was appointed chief financial officer of the original Rodman & Renshaw firm, a position he held until March 1998. From September 1991 to May 1996 Mr. Pinou was responsible for trading and syndicate accounting at Yamaichi Securities and Bankers Trust. Mr. Pinou received his B.B.A. from Pace University in 1982.

     John W. Chambers. Mr. Chambers joined R&R in August 2006 as a Senior Managing Director – Investment Banking and was appointed President of Holding’s AcumenBioFin division in November 2006. From May 2005 through June 2006 he served as a managing director and senior biotechnology specialist at SG Cowen. From April 2002 through May 2005, Mr. Chambers was the managing director responsible for the biotechnology sector at Lehman Brothers. From November 1999 through March 2002, Mr. Chambers spearheaded the global biotechnology sector as a managing director at UBS. Mr. Chambers received his M.B.A. from Columbia Business School in 1988 and his B.S. in Mechanical Engineering from Union College in 1984.

     Matthew Geller, PhD. Dr. Geller joined R&R in February 2006 as a Senior Managing Director – Investment Banking. From May 1994 through November 2005 he was managing director and senior biotechnology analyst at Oppenheimer & Co. and CIBC World Markets. Dr. Geller received his B.S. in Mathematics from Yale University in 1969, a Masters in Mathematics from the University of California, San Diego in 1971 and a Ph.D. in computer sciences from the University of California, Berkeley in 1975.

     Sam Dryden. Mr. Dryden became a director of the Company on July 22, 2007. He was appointed a director of Holding in March 2007. Since January 1, 2007, he has served as a managing director of Wolfensohn & Company, a corporate advisory and investment firm, where he focuses on private equity investments in biofuels and other alternative energies. He is currently the chief executive officer of Emergent Genetics, LLC, a life science investment holding company, a position he has held since April 2004. From January 1997 through June 2006, he served as chairman and chief executive officer of Emergent Genetics, Inc, an international biotechnology company. He founded and held executive positions with Agrigenetics Corporation, now part of Dow AgroSciences, and Big Stone Inc., a private venture-investment and development company, which participated in the founding of over a dozen life science companies. Mr. Dryden is an advisor to the World Bank regarding rural development strategy and a member of the Council on Foreign Relations where he serves on its Advisory Committee on Intellectual Property and American Competitiveness. Mr. Dryden received his B.A. from Emory University in 1973.

     Richard M. Cohen. Mr. Cohen was appointed to our Board in August 2007. Since 1996, he has been the President of Richard M. Cohen Consultants, a financial services consulting company that accepts engagements from public and private companies to assist with their corporate governance and corporate finance needs. In addition, since 2003 Mr. Cohen has served as a director of Dune Energy, Inc., a publicly traded energy company (AMEX: DNE) for which he served as Chief Financial Officer from November 2003 to April 2005. He is also currently serving as Secretary of Dune. In addition, since February 2006, Mr. Cohen has served as a director of Helix Biomedix Inc. (OTCBB: HXBM.OB) and as the Chief Financial Officer of ABC Funding Inc. (OTCBB: AFDG.OB). From 1984 through 1992, Mr. Cohen was an Investment Banker at Henry Ansbacher, Furman Selz, where he specialized in Mergers & Acquisitions, Public Equity Offerings, and Restructurings. From 1980 through 1983, Mr. Cohen was a Vice President of Corporate Development at Macmillan. Mr. Cohen is a Certified Public Accountant (New York State). He received a B.S. from The University of Pennsylvania (Wharton) and an M.B.A. from Stanford University.

Set forth below are the biographies of our other key employees:

     F. Alger Boyer. Mr. Boyer joined R&R in January 2006 as Managing Director – Institutional Sales & Trading. From August 2001 through December 2005, Mr. Boyer was an executive director and senior relationship salesman at CIBC World Markets. From January 1998 through June 2001, Mr. Boyer was an associate director of research at U.S. Bancorp Piper Jaffrey. Mr. Boyer received his B.S. in Anthropology from U.C. Berkeley in 1992.

     William A. Iommi. Mr. Iommi joined R&R in October 2003 as Chief Compliance Officer and is responsible for monitoring our businesses for compliance of securities regulations. From June 2003 through October 2003 he served as compliance manager at Goldstein Law Group. From November 2002 through June 2003 he served as chief compliance officer for Eagle Ridge Securities. From June 2000 through November 2002 he served as chief compliance officer of Sands Brothers, Ltd. From June 1993 through May 2000 he served as divisional compliance director (northeast) for Citigroup Salomon Smith Barney. From May 1989 through May 1993 he served as executive director of Trading Analysis and Inquiries at the AMEX. From May 1981 through April 1989 he served as manager of market surveillance services at the NYSE.

     Michael G. King, Jr. Mr. King joined R&R in May 2005 as a Managing Director and Senior Biotechnology Analyst. In January, 2006, he also became the Director of Research. From June 2002 through May 2005, Mr. King was a managing director and senior equity research analyst in the Health Care Group at Banc of America Securities LLC where he covered the biotechnology sector for three years. From September 1998 through June 2002, Mr. King was a managing director and senior biotechnology analyst at Robertson Stephens. He served as a senior biotechnology analyst at Vector Securities from March 1996 through September 1998 and at Dillon, Read & Co. from November 1994 to March 1996. Mr. King received his B.B.A. with honors in finance from Bernard M. Baruch College in 1985.

Board Composition

     According to our bylaws, the number of directors at any one time may not be less than one or more than nine. The maximum number of directors at any one time may be increased by a vote of a majority of the directors then serving. Currently, the Board consists of six members, two of whom qualify as “independent” under the rules and regulations of the SEC and NASDAQ.

     Our charter provides for the annual election of directors. At each annual meeting of stockholders, our directors will be elected for a one-year term and serve until their respective successors have been elected and qualified. It is anticipated that the Board will meet at least quarterly.

Family Relationships

     None of the directors or executive officers is related by blood, marriage or adoption.

Board Committees

     The Board has the authority to appoint committees to perform certain management and administrative functions. The Board has authorized the creation and constitution of an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.

  Compensation Committee. In August 2007, we constituted a Compensation Committee whose current members are Messrs. Cohen and Dryden, both of whom qualify as “independent” in accordance with the applicable rules of the SEC, the NYSE, AMEX and NASDAQ and as “outside directors” under Section 162(m) of the Internal Revenue Code (the “Code”). The Compensation Committee will review and, as it deems appropriate, recommend to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees, including the determination in its discretion of the amount of annual bonuses, if any, for our executive officers and other professionals, and the establishment and administration of employee benefit plans. The Compensation Committee will exercise all authority under our employee equity incentive plans and will advise and consult with our senior executives as may be requested regarding managerial personnel policies.

  Audit Committee. We intend to create an Audit Committee that will review and report to the Board on our internal accounting and financial controls and on the accounting principles and auditing practices and procedures to be employed in preparing and reviewing our consolidated financial statements. The Audit Committee will also be responsible for engaging and overseeing our independent public auditors, the scope of the audit to be undertaken by such auditors and the pre-approval of any audit and permitted non-audit services provided by such auditors.

  Nominating and Corporate Governance Committee. We intend to create a Nominating and Corporate Governance Committee that will identify and recommend nominees to the Board and oversee compliance with our corporate governance guidelines.

Compensation Committee Interlocks and Insider Participation

     None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or Compensation Committee.

Director Compensation

     Arnold Kling served as a non-employee director during the year ended December 31, 2006 and continued to serve until July 22, 2007. He received no compensation for services rendered as a director during such period.

     As of the date of this proxy statement, we do not compensate our directors for their services other than to reimburse them for out-of-pocket expenses incurred in connection with their attendance at Board meetings. In order to attract and retain qualified independent directors, we intend to adopt a compensation plan for non-employee directors that will include cash as well as equity-based compensation.

BENEFICIAL STOCK OWNERSHIP BY PRINCIPAL AND SELLING STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership of our Common Stock as of July 31, 2007 by: (i) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our directors and named executive officers as a group.

     Unless otherwise indicated in the footnote to this table, based on information furnished by such stockholders, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Name and address of	Common Stock Beneficially
Beneficial Owner (1)(2)	Owned (3)
	Shares	%
Directors and Named Executive Officers:

Wesley K. Clark(4)	425,980	1.7%
Michael Vasinkevich(5)	--	--
John J. Borer III	2,428,210	9.7%
Edward Rubin(6)	12,711,683	50.8%
Thomas Pinou(7)	445,543	1.8%
Matthew Geller(4)	106,495	*
Sam Dryden(8)	36,628	*
Richard Cohen	--	--
All officers and directors as a group	16,154,540	63.2%
(12 persons)(9)

5% Shareholders:

Steven A. Horowitz(6)	12,711,683	50.8%
c/o Moritt Hock Hamroff & Horowitz
400 Garden City Plaza, Suite 202
Garden City, New York 11530

*	Less than 1.0%.

(1)	Under the rules and regulations of the SEC, beneficial ownership includes: (i) shares actually owned; (ii) shares underlying options and warrants that are currently exercisable; and (iii) shares underlying options and warrants that are exercisable within 60 days of August 14, 2007. All shares beneficially owned by a particular person under clauses (ii) and (iii) of the previous sentence are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Unless otherwise indicated, the address for each person listed below is: c/o Enthrust Financial Services, Inc. , 1270 Avenue of the Americas, New York, New York 10020.

(3)	Based on 25,000,000 shares issued and outstanding.

(4)	Reflects shares underlying options that are currently exercisable at $3.78 per share.

(5)	Mr. Vasinkevich does not beneficially own any shares. Paul Revere, LLC (“Revere”), a former member of Holding, owns 12,711,683 shares. ARF Trust, a trust for the benefit of Mr. Vasinkevich’s wife and children, owns a two-thirds membership interest in Revere.
See note 6 below.

(6)	Shares owned by Revere, a former member of Holding. The members of Revere are the ARF Trust (two-thirds) and Edward Rubin (one-third). Steven A. Horowitz is the sole trustee of the ARF Trust and the wife and children of Michael Vasinkevich, our Vice Chairman, are its beneficiaries. Each of Messrs. Rubin and Horowitz has voting and disposition rights over all of the shares owned by Revere.

(7)	Includes 13,312 shares underlying options that are currently exercisable or exercisable within 60 days of this proxy statement at $3.78.

(8)	Includes 6,778 shares underlying warrants that are currently exercisable at $7.00 per share.

(9)	Includes 552,566 shares underlying options that are currently exercisable or exercisable within 60 days of this proxy statement.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation Discussion and Analysis

     Overview

          Our executive compensation program is designed to incentivize our executive officers to effectively lead, manage and grow our business. Because the compensation of our executive officers plays an integral role in our success, our compensation programs are designed to attract, retain, and motivate top quality and effective executives and professionals. We refer to our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers during 2006 as our “named executive officers.”

          A substantial portion of each named executive officer’s total compensation is variable and delivered on a pay-for-performance basis. We believe this model provides the greatest incentive to motivate management to achieve our business objectives. The executive compensation program provides compensation opportunities, contingent upon performance, that are competitive with practices of other similar investment banking firms. We are committed to utilizing the executive compensation program to maintain our ownership culture and to broaden executive ownership over time. We strongly believe that the cash and equity components of our compensation plans will align the interests of our named executive officers and other key employees with our stockholders and will promote the creation of long-term stockholder value.

     Determination of Compensation

          In allocating compensation to our named executive officers, the primary emphasis, in addition to our performance, is on each individual’s contribution and business unit performance and on compensation recommendations of the Compensation Committee, which will have the primary responsibility and authority to determine and recommend the compensation of our named executive officers and other key employees. We may utilize third-party compensation consultants and surveys to provide industry data to better support our determination of the key elements of our named executive officer compensation programs. Compensation of our named executive officers will be determined by the Compensation Committee.

     Compensation Components

          A significant component of the compensation program for our three senior executives in 2006 was profit allocations and distributions on membership interests in Holding. As a result of the Exchange, they no longer have membership interests in Holding. Following the Exchange, we anticipate that the key components of our compensation program will be base salary, cash bonus and equity-based awards. Beginning with the current fiscal year, we are targeting our total compensation and benefits expense, excluding equity-based compensation granted prior to September 30, 2007, to approximately 55% of revenues each year.

     Base Salary

     Consistent with industry practice, except in the case of our Chief Financial Officer, the base salaries for our named executive officers account for a relatively small portion of their overall compensation. We believe that relatively modest salaries are accepted in the industry and the potential for substantial bonus compensation is seen by senior management personnel as the more important component. Named executive officer base salaries and subsequent adjustments, if any, are expected to be determined annually based on a review of relevant market data and each executive’s performance for the prior year, as well as each executive’s experience, expertise and position.

     Cash Bonus

     Cash bonus compensation has been a key component of our executive compensation program. We have in the past, and our Compensation Committee will in the future, award discretionary cash bonuses based on a number of variables that are linked to our overall, and the executive’s individual, performance.

     In March 2007, we established a bonus plan (the “Bonus Plan”) for our three most senior executives, Michael Vasinkevich, Edward Rubin and John J. Borer III (the “Principals”). Although certain limitations on the payment of bonuses under the Bonus Plan would have terminated upon the Exchange, we and the Principals agreed to continue the Bonus Plan until a new plan is adopted. Under the Bonus Plan as now in effect, beginning with the current fiscal year, we have agreed to target our total compensation and benefits expense, excluding equity-based compensation granted prior to September 30, 2007, to approximately 55% of revenues each year, although we may increase this percentage for years subsequent to 2007. The compensation and benefits payable to each of the Principals in any year will be determined before the end of each fiscal year, by reference to the individual’s productivity during such year and his overall contribution to our profits and success during that period.

     We believe that the deduction of payments to the Principals in 2007 pursuant to the Bonus Plan will not be limited by Section 162(m) of the Code and, as such, the payments to the Principals should qualify as deductible compensation expenses for a public company. The inapplicability of Section 162(m) of the Code is based on a transitional rule of the Treasury regulations promulgated under Section 162(m) of the Code since the Bonus Plan was adopted before we became a public reporting company and this transitional relief should be available through August 31, 2007. For periods after August 31, 2007, we intend to adopt a bonus plan under which cash bonuses may be paid in a manner that qualifies for a deduction as performance based compensation under Section 162(m) of the Code unless it is in our best interests to pay compensation that is not so qualified.

     Profit Distributions on Membership Interests

     Prior to the Exchange, Holding operated as a limited liability company, classified as a partnership for income tax purposes, and the members (which consisted of entities in which certain of our Principals, or a trust for their family, held an interest) received distributions of profits in respect of their membership interests. In addition, prior to the Exchange, Holding made special allocations and related distributions of profits to our Principals with respect to their individual membership interests. After the Exchange, any dividends we declare on our Common Stock will be paid pro rata to all our stockholders.

     Other Compensation

     All of our executives are eligible to participate in our employee benefit plans, including medical, dental, life insurance and 401(k) plans. These plans are available to all salaried employees and do not discriminate in favor of senior executive officers. It is generally our policy to not extend significant perquisites to our executives that are not available to our employees generally. We have no current plans to make changes to levels of benefits and perquisites provided to senior executives.

Summary Compensation Table

     The information below describes the components of the total compensation paid (by Holding) to the named executive officers in 2004, 2005 and 2006, based on total compensation for the year ended December 31, 2006. It does not reflect any amounts received by such person, if applicable, as a distribution of profits or a dividend from one of the members of Holding.

				Option	All Other
	Year	Salary	Bonus	Awards (1)	Compensation (2)	Total

Principal Executive Officer
John J. Borer III	2006	$ --	$400,000	$ --	$1,534,000	$1,934,000
Chief Executive Officer	2005	$ --	$471,182	$ --	$14,000	$485,182
	2004	$ --	$713,550	$ --	$676,486	$1,390,036

Principal Accounting Officer
Thomas Pinou	2006	$150,000	$250,000	$ 11,942	$14,000	$425,942
Chief Financial Officer	2005	$150,000	$172,000	$ --	$14,000	$336,000
	2004	$146,875	$191,000	$ --	$14,000	$351,875

Michael Vasinkevich	2006	$ --	$712,172	$ --	$4,230,626	$4,942,798
Vice Chairman	2005	$ --	$2,464,257	$ --	$46,928	$2,511,185
	2004	$ --	$600,000	$ --	$2,386,312	$2,986,312

Edward Rubin	2006	$ --	$378,929	$ --	$2,056,897	$2,435,826
President	2005	$ --	$1,176,359	$ --	$37,462	$1,213,821
	2004	$ --	$300,000	$ --	$1,223,434	$1,523,434

Matthew Geller(3)	2006	$137,500	$2,257,025	$ 131,833	$6,600	$2,532,958
Senior Managing Director -
Investment Banking

(1)	Reflects the value of the stock options that was charged to income in 2006 as reported on our financial statements.

(2)	Does not include amounts distributed to Revere and R&R Capital Group, Inc. (“RRCG”) that were then distributed proportionately to their respective members and stockholders. However, in the case of Messrs. Borer, Vasinkevich and Rubin (i) the 2006 amount includes a special distribution of 2006 profits that was made by Holding directly to them in lieu of compensation and (ii) the 2004 amount includes a special distribution of 2004 profits to them that was recorded as compensation. Also includes reimbursement of medical, dental and vision plan premiums; term life insurance premium; tax preparation expense reimbursement and legal fees incurred on behalf of the named executive officer.

(3)	Mr. Geller’s employment commenced February 1, 2006.

     The following table provides information regarding each grant of an award made to a named executive officer in the year ended December 31, 2006. The number of securities underlying options and the exercise price of an option give retroactive effect to the Exchange.

Grants of Plan-Based Awards
Grant Date Fair
	Grant	Number of Shares	Exercise Price of	Value of Option
Name	Date	Underlying Options	Options ($/Sh)	Awards

John J. Borer III	---	---	---	---
Thomas Pinou	04/01/2006	106,495	$ 3.78	$ 71,494
Michael Vasinkevich	---	---	---	---
Edward Rubin	---	---	---	---
Matthew Geller	02/01/2006	425,980	$ 3.78	$304,873

Employment Arrangements

     In March 2007, we entered into an employment agreement with each of John J. Borer III, Edward Rubin and Michael Vasinkevich, subsequently modified in July 2007. Each of these agreements is substantially identical and their salient provisions are as follows:

  Term: Three years, terminating February 28, 2010, with 90-day “evergreen” provision.

  Base Salary: $150,000 per annum, subject to increase in the sole discretion of the Compensation Committee.

  Incentive Compensation: For each fiscal year during the term of their agreements, an amount to all of the Principals, which, when added to the amount of salaries, bonuses, the cost of benefits and all other employee-related expenses (including employment taxes), but excluding equity-based compensation granted prior to the Exchange Date, does not exceed in the aggregate 55% of our gross revenues for such fiscal year, although we may increase this percentage for years subsequent to 2007. The amount of incentive compensation to each of the Principals will be determined by the Compensation Committee based on our overall revenue and profits and the relative productivity of the Principal.

  Benefits. Each executive is entitled to participate in our group health, dental and life insurance plans, 401(k) savings plan and equity incentive plan.

  Termination of Employment. Upon termination other than for cause (as defined in the respective agreements) the executive is entitled to, in addition to his Base Salary and Incentive Compensation for the year in which the termination occurs, a lump-sum payment equal to twelve times his Monthly Salary amount which is defined in the respective agreements to mean one-twelfth of the sum of (a) the Executive’s then current Base Salary plus (b) the average of the annual incentive compensation paid to the Executive for the full fiscal year periods immediately preceding the termination, commencing with the fiscal year period ended December 31, 2006.

In June 2007, we amended and restated an employment agreement with Wesley K. Clark. His employment had commenced January 30, 2006. Under the agreement, Mr. Clark serves as our Chairman. His annual base salary is $250,000. In addition, he is eligible to receive the following cash bonuses: (i) up to 15% of fees received by R&R in connection with any transaction introduced by him and (ii) a discretionary amount at the end of each calendar quarter. In addition, the agreement:

  Granted him options to purchase 425,980 shares of our Common Stock at $3.78 per share, subject to a vesting schedule; and

  Provides for payment of an amount if there is a “Change of Control Event” during the period of employment. In general, the amount cannot exceed $1,514,942, and reduces to the extent that the fair market value of a share of our Common Stock is less than $3.78 per share (as adjusted) on the date of the Change of Control Event. We may make the payment, in our absolute discretion, in cash or other property, including the shares or other property which may have been received in the transaction which constituted the Change of Control Event. A “Change of Control Event”, in general, means the acquisition by any one person, or a group, of more than 50% of the total fair market value or total voting power of our capital stock or of substantially all of our assets.

Outstanding Equity Awards as of December 31, 2006

The following table provides information regarding each unexercised stock option held by each of our named executive officers as of December 31, 2006. No options were exercised during the year ended December 31, 2006. We have never made grants of restricted stock. The number of securities underlying unexercised options and the option exercise price of an option give retroactive effect to the Exchange.

Option Awards (1)
	Number of Securities Underlying		Option	Option
	Unexercised Options		Exercise	Expiration
Name	Exercisable	Unexercisable	Price	Date

John J. Borer III	--	--	$ --
Edward Rubin	--	--	$ --
Michael Vasinkevich	--	--	$ --
Thomas Pinou	--	106,495	$ 3.78	04/01/2011
Matthew Geller	--	425,980	$ 3.78	02/01/2016

(1)	The options vest in equal quarterly installments over a two-year period beginning 15 months after the date of grant with 12.5% of the options becoming exercisable on each vesting date.

Potential Payments upon Change of Control

     The following table and summary set forth potential payments payable to our named executive officers upon a change of control. The table below reflects amounts payable to our named executive officers assuming a change of control occurred on December 31, 2006. The amount reflected in the Option Acceleration column gives retroactive effect to the Exchange.

	Cash	Option
Name	Payment	Acceleration
John J. Borer III	$ (1)	-
Edward Rubin	$ (1)	-
Michael Vasinkevich	$ (1)	-
Thomas Pinou	$ -	$71,494(2)
Matthew Geller	$ -	-

(1)	None of Messrs. Borer, Rubin and Vasinkevich had employment agreements in 2006 and, therefore, they had no contractual right to a payment upon a change in control. Assuming a change in control occurs in 2007, they would be entitled to severance payments under their respective employment agreements in the following amounts: Mr. Borer - $2,069,310; Mr. Rubin - $2,639,091; and Mr. Vasinkevich - $5,232,333.

(2)	Under Mr. Pinou’s option agreement, all unvested options vest one year after the occurrence of a change in control. The amount set forth in the table reflects the compensation expense relating to the vesting of options to purchase 106,495 shares of Common Stock at a price of $3.78 per share one year after the change of control. For the year ended December 31, 2006, we recognized $12,000 of stock-based compensation expense relating too the grant of Mr. Pinou’s options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTONS

   The following are descriptions of the material provisions of the agreements and other documents discussed below. You should, however, refer to the exhibits that were filed in connection with a Current Report on Form 8-K filed on July 11, 2007 for copies of the relevant agreements.

Distributions

     From January 1, 2004 through June 30, 2007, Holding distributed an aggregate of $7.5 million in cash to its members, Revere and RRCG, which then distributed an aggregate of $6.2 million to John J. Borer III, Edward Rubin, Thomas Pinou and the ARF Trust, the beneficiaries of which are the wife and children of Michael Vasinkevich. This is in addition to any amount paid to Messrs. Vasinkevich, Borer, Rubin and Pinou as compensation.

     In March 2007, Holding distributed 85% of the beneficial interests in equity securities, including stock and warrants, of 62 companies, to Revere (59.5%) and RRCG (25.5%), retaining 15%. Holding, Revere and RCG then contributed our interests in these securities to RRPR, LLC (“RRPR”) in exchange for membership interests in the same proportion that we owned the securities. Revere is owned two-thirds by a trust whose beneficiaries are the wife and children of Michael Vasinkevich, our Vice Chairman and a member of the Board, and one-third by Edward Rubin, our President and a member of the Board, and RRCG was owned 40.7% by John J. Borer III, our Chief Executive Officer and a member of the Board, and 7.2% by Thomas Pinou, our Chief Financial Officer. The value of the securities on the date of transfer was $11.9 million. As a result of the Exchange, both Holding and RRCG became our wholly owned subsidiaries. As a consequence, we own 40.5% of RRPR – 15.0% through our ownership of Holding and 29.5% through our ownership of RRCG.

     Pursuant to a Distribution Agreement, dated as of July 9, 2007, on July 9, 2007, Holding distributed $5.0 million to Revere and RRCG. This amount represented approximately 70% of the taxes payable on Holding’s estimated taxable income from January 1, 2007 through the Exchange Date (the “Short Year”) based on the maximum combined individual federal, New York State and New York City income tax rate of 45.498% (the “Maximum Rate”). As soon as reasonably practicable, we will calculate our actual taxable income for the Short Year and then make a final distribution to Revere and the former stockholders of RRCG, who are now our stockholders (pro rata in accordance with their former interests in RRCG), in an amount equal to the taxes payable, based on the Maximum Rate, on Holding’s taxable income for the Short Year over the amount distributed to Revere and RRCG on July 9, 2007. In the event the amount distributed on July 9, 2007 exceeds the actual taxes payable with respect to our taxable income for the Short Year, Revere and the former stockholders of RRCG are obligated to reimburse us for such excess distribution.

     In March 2007, Holding assigned its rights to fees associated with three pending financing transactions to its then members, Revere and RRCG, in accordance with their then ownership interests in Holding. Two of these financing transactions were consummated in April 2007 and July 2007, respectively. In the event that the remaining transaction is consummated, the net fees associated with that transaction will be payable to Revere and the former stockholders of RRCG.

Director and Officer Indemnification

     We have entered into indemnity agreements with our directors and officers indemnifying them against all losses, damages, costs and expenses incurred by them arising out of their service in such capacity, subject to the limitations imposed by Delaware law. This agreement is in addition to our indemnification obligations under our bylaws.

Tax Indemnification Agreement

     Since Holding is a limited liability company (treated as a partnership for income tax purposes), the former members of Holding generally will be liable for adjustments to taxes (including federal and state income taxes) attributable to its operations prior to the Exchange. In connection with the Exchange, we entered into a tax indemnification agreement to indemnify the former members of Holding, Revere and RRCG, and their respective members or stockholders against certain increases in taxes that relate to our activities prior to the Exchange. The tax indemnification agreement includes provisions that permit us to control any tax proceeding or contest which might result in our being required to make a payment under the tax indemnification agreement.

The Fund’s Relationship with Our Chief Executive Officer

     We manage R&R Opportunity Fund, L.P. (the “Fund”) through Rodman & Renshaw Fund Management, LLC (the “Fund Manager”). John J. Borer III, our Chief Executive Officer, and members of his family have provided a majority of the capital contributed to the Fund. In addition, some of our employees have invested in the Fund.

Policies and Procedures for Related Party Transactions

     We intend to adopt a code of business conduct and ethics, or Code of Conduct, pursuant to which our executive officers, directors, and principal stockholders, including their immediate family members and affiliates, will not be permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent committee of the Board in the case where it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to the Audit Committee for review, consideration and approval. All of our directors, executive officers and employees will be required to report to our Audit Committee any such related party transaction. In approving or rejecting the proposed agreement, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. The Audit Committee will approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as the Audit Committee determines in the good faith exercise of its discretion.

     As of the end of the Company’s last fiscal year, it did not have any equity compensation plans.

PROPOSAL NO. 1
APPROVAL OF PERFORMANCE BASED COMPENSATION CONTAINED IN THE LACOVARA
EMPLOYMENT AGREEMENT

     The Compensation Committee and the Board unanimously approved and adopted the employment agreement between the Company and Michael Lacovara, which provides for Mr. Lacovara to serve as Chief Executive Officer of the Company and directed that it be submitted to stockholders for approval of the performance based compensation contained therein.

     Prior to August 1, 2007, Mr. Lacovara was a Principal and Co-Chief Operating Officer of Sandler O’Neill + Partners, L.P., a full-service investment bank focused on serving financial services companies. Mr. Lacovara had been responsible for Sandler’s strategic planning and business development activities, and directed Sandler’s marketing, advertising, public affairs, legal, HR, IT, professional development, and compliance functions. He also oversaw the corporate governance and structuring of the firm and its investment advisory, investment management and mortgage finance affiliates. He resigned from his positions at Sandler in anticipation of assuming his responsibilities with the Company.

     Prior to joining Sandler in 2004, Mr. Lacovara was a partner in the New York and Palo Alto, California offices of Sullivan & Cromwell, LLP. While at Sullivan & Cromwell, Mr. Lacovara represented a variety of financial services and technology firms and served as trial counsel to Microsoft Corporation in United States v. Microsoft.

     Mr. Lacovara received his bachelor’s degree in 1984, summa cum laude, from the University of Pennsylvania, where he was elected to Phi Beta Kappa. He was selected to study at Cambridge University on a Thouron Fellowship, receiving a master’s degree in international relations in 1985. He also earned a law degree, cum laude, from Harvard Law School in 1988.

     The following is a brief summary of the salient terms of the employment agreement. This summary is qualified in its entirety by reference to the text of the employment agreement, a copy of which is attached as Exhibit A.

     Term: September 4, 2007 through December 31, 2009, subject to one-year “evergreen” provisions.

     Title: Chief Executive Officer and a member of the Company’s Board.

     Base compensation: $150,000 per year.

     Level One Incentive Compensation: Year ended 12/31/07 - $616,666; Year ended 12/31/08 - $800,000 plus $1,050,000 if the consolidated gross revenues of the Company for the year ended December 31, 2008 shall be more than 110% of the consolidated gross revenues of the Company for the year ended December 31, 2007; Year ended 12/31/09 - $800,000 plus $1,050,000 if the consolidated gross revenues of the Company for the year ended December 31, 2009 shall be more than 120% of the consolidated gross revenues of the Company for the year ended December 31, 2007.

     Additional Incentive Compensation: Mr. Lacovara will be eligible to participate in the Executive Bonus Plan to be considered and adopted at this meeting as well as any other plan adopted by the Company for its executives.

     Restricted Stock Grant: Mr. Lacovara will be granted 750,000 shares of the Company’s Common Stock pursuant to the restricted stock agreement annexed to the employment agreement as Exhibit A. The shares shall vest in three annual installments on the first, second and third anniversary of the grant date subject to the achievement of targeted revenue goals, and shall be subject to accelerated vesting in the event of death, disability, termination without cause, termination for Good Reason and termination upon a Change in Control Event. In the event that the Company does not extend the agreement beyond 12/31/09, any unvested shares will be forfeited and will revert to the Company.

     Stock Options: Mr. Lacovara will be granted options to purchase 750,000 shares of the Company’s Common Stock pursuant to the stock option agreement annexed to the employment agreement as Exhibit B. The exercise price per share shall be equal to the offering price set forth on the cover page of the prospectus relating to the Company’s sale of its Common Stock in a firm commitment underwritten public offering, which prospectus is dated any date subsequent to the date of the employment agreement and prior to November 1, 2007; provided that if a Public Offering has not occurred prior to November 1, 2007, then the price per share shall be equal to the greater of: (1) $7.00; or (2) the fair market value of a share of the Company’s Common Stock at the close of business on October 31, 2007, as determined by the Board in good faith. The options shall vest in three tranches on the first, second and third anniversary of the grant date, subject to continued employment on such dates, and shall be subject to accelerated vesting in the event of death, disability, termination without cause, termination for Good Reason and termination upon a Change in Control Event. In the event that the Company does not extend the agreement beyond 12/31/09, one-half of any unvested options will immediately vest and one-half will be immediately cancelled.

     Termination Payment. In the event the Company does not extend the employment agreement beyond its stated 12/31/09 expiration date, it shall pay to Mr. Lacovara, in consideration for his covenant not to compete, a lump sum payment equal to nine times his monthly salary amount (which is equal to one-twelfth his average base and incentive compensation for the year preceding such termination).

     Section 162(m) Tax Treatment: The Level One Incentive Compensation subject to consolidated gross revenues exceeding stated thresholds, the Additional Incentive Compensation, the Restricted Stock Grant and the Stock Options under the employment agreement are intended to be performance-based compensation, such that the deduction of compensation expense of the Company attributable to these payments and awards will not be limited by Section 162(m) of the Code.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Performance Based Compensation
Contained in the Lacovara Employment Agreement and Proxies That Are Signed and
Returned Will Be So Voted Unless Otherwise Instructed

PROPOSAL NO. 2
APPROVAL OF THE 2007 STOCK AND INCENTIVE PLAN

      The Compensation Committee and the Board unanimously approved and adopted the 2007 Stock and Incentive Plan and directed that it be submitted to stockholders for approval. The 2007 Stock and Incentive Plan will become effective upon stockholders’ approval.

Introduction

      The purpose of the 2007 Stock and Incentive Plan is to align the interests of the participants with those of other Company stockholders through equity-based compensation alternatives, thereby promoting the long-term financial interests of the Company and enhancing long-term stockholder return. The 2007 Stock and Incentive Plan is intended to enhance the Company’s obligation to effectively recruit, motivate and retain the caliber of employees essential for the Company’s success and provide them with incentive compensation opportunities that are competitive with those of similar companies.

      The 2007 Stock and Incentive Plan allows for up to 5,250,000 shares (subject to adjustment) to be issued under the 2007 Stock and Incentive Plan. Approval of the 2007 Stock and Incentive Plan, which allows awards to be granted under it for ten years, is intended to give the Company needed certainty and flexibility in designing and managing equity-based compensation to meet the needs of its growing business over an extended period of time.

      Approval of the 2007 Stock and Incentive Plan requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote.

Summary Description of the 2007 Stock and Incentive Plan

      The following is a brief summary of the material features of the 2007 Stock and Incentive Plan. This summary is qualified in its entirety by reference to the text of the 2007 Stock and Incentive Plan, a copy of which is attached as Exhibit B.

Administration and Operation

      The 2007 Stock and Incentive Plan will be administered by a committee of directors (each of whom will be a “non-employee director” for purposes of Rule 16b-3 promulgated by the Securities and Exchange Commission and an “outside director” for purposes of Section 162(m) of the Code) designated from time to time by the Board. Currently the Compensation Committee, composed of Messrs. Cohen and Dryden, has been charged with the responsibility of administering the Company’s stock-based compensation programs, and it will serve as the administration committee for the 2007 Stock and Incentive Plan.

      Subject to certain restrictions that are set forth in the 2007 Stock and Incentive Plan, the committee will have complete and absolute authority to make any and all decisions regarding the administration of the 2007 Stock and Incentive Plan, including the authority to construe and interpret the plan and awards under the plan, establish administrative rules and procedures, select award recipients, determine the type of awards, establish the terms, conditions and other provisions of awards and amend awards. Subject to certain restrictions that are set forth in the

2007 Stock and Incentive Plan, the committee may delegate any of its authority and responsibility to management, except for determinations and decisions regarding awards to be made, which must be made by the committee itself.

Eligibility

      The persons eligible to receive awards under the 2007 Stock and Incentive Plan include all of the employees, directors, officers and agents of, and other service providers to, the Company and its subsidiaries.

Shares Available for Issuance

      The number of shares of Common Stock that are authorized and available for issuance under the 2007 Stock and Incentive Plan when it becomes effective will be 5,250,000. No more than 5,000,000 shares, however, can be issued pursuant to awards in the form of (i) incentive stock options or (ii) performance units and restricted stock, as described below. If the shares of stock that are subject to an award are not issued or cease to be issuable because the award is terminated, forfeited or expires unexercised, those shares will then become available for future awards. The number of shares authorized and available for issuance under the plan is subject to adjustment in the event of a stock split, stock dividend, recapitalization, spin-off or similar action.

Types and Terms of Awards

      Awards under the 2007 Stock and Incentive Plan may take the form of stock options (either incentive stock options or non-qualified options), stock appreciation rights, restricted stock, or performance units. Subject to restrictions that are set forth in the 2007 Stock and Incentive Plan, the committee will have complete and absolute authority to set the terms, conditions and provisions of each award, including the size of the award, the exercise or base price, the vesting and exercisability schedule (including provisions regarding acceleration of vesting and exercisability) and termination and forfeiture provisions.

      The committee shall be subject to the following specific restrictions regarding the types and terms of awards:

•	No participant may receive in any calendar year awards of (i) options and stock appreciation rights, or (ii) restricted stock and performance units, that in each case cover more than 2,000,000 shares.

•	The exercise price for a stock option may not be less than 100% of the fair market value of the stock on the date of grant.

•	No award may be granted more than ten years after the date of the 2007 Stock and Incentive Plan.

      No stock option can be “repriced” without the consent of the shareholders and of the option holder if the effect would be to reduce or increase the exercise price per share. For this purpose, “repricing” includes a tandem cancellation and regrant or any other amendment or action that would have substantially the same effect as decreasing or increasing the exercise price.

Change in Control

      If the applicable award agreement so provides, upon certain events constituting a change in control of the Company, as specified in the 2007 Stock and Incentive Plan, immediately prior to the occurrence of the change in control all options and stock appreciation rights subject to the award will become immediately exercisable, the expiration of the restrictions applicable to any restricted stock grant made under the award shall immediately be accelerated, and such other results shall take place with respect to other awards as may be set forth in the relevant award agreement.

Amendments and Termination

      To the extent permitted by law, the Board, without the consent or approval of any plan participant, may amend, suspend or terminate the 2007 Stock and Incentive Plan, so long as that action does not adversely affect the rights of any holder under any award then outstanding. Without the approval of the stockholders, however, in general the Board may not amend the 2007 Stock and Incentive Plan to increase the number of shares available for issuance or to modify the requirements regarding eligibility in the 2007 Stock and Incentive Plan. No Awards will be granted under the 2007 Stock and Incentive Plan after the tenth anniversary of its effective date.

Federal Income Tax Consequences

     The following is a brief description of the material U.S. federal income tax consequences associated with awards under the 2007 Stock and Incentive Plan. It is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary.

     Stock Options. There will generally be no federal income tax consequences to either the Company or the participant upon the grant of a stock option. If the option is a non-qualified stock option, the participant will realize ordinary income at exercise equal to the excess of the fair market value of the stock acquired over the exercise price and the Company will, in general, receive a corresponding deduction. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain.

     If the option is an incentive stock option, the participant generally will not realize taxable income on exercise, but the excess of the fair market value of the stock acquired over the exercise price may give rise to “alternative minimum tax.” When the stock is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If that sale occurs after the expiration of two years from the date of the grant and one year from the date of exercise, the income will constitute, in general, long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of, in general, the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. The Company generally will be entitled to a deduction in an amount equal to the ordinary income, if any, that the participant recognizes.

     Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. The Company is entitled, in general, to a tax deduction in an amount equal to the ordinary income recognized by the participant, except to the extent that such participant’s total compensation for the taxable year exceeds one million dollars, in which case such deduction may be limited by section 162(m) of the Code unless any such grant of restricted stock is made pursuant to a performance-based benchmark established by the Compensation Committee.

     Other Awards. In the case of awards of performance units, the participant generally will recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or the date of delivery of the underlying shares and the Company generally will be entitled to a corresponding tax deduction.

     If an award under the 2007 Stock and Incentive Plan constitutes a deferral of compensation subject to the requirements of section 409A of the Internal Revenue Code, and if the award fails to meet those requirements or to be operated in accordance with those requirements, the recipient of the award will realize taxable income, generally, at the time of the deferral (or, if later, at the time the award ceases to be subject to a substantial risk of forfeiture), and an interest charge and additional 20% tax will also apply. It is anticipated, however, that any awards under the 2007 Stock and Incentive Plan that are subject to the requirements of section 409A will be made and administered in accordance with those requirements.

The Board Recommends a Vote FOR the Approval of the 2007 Stock and Incentive Plan and Proxies
That Are Returned Will Be So Voted Unless Otherwise Instructed.

PROPOSAL NO. 3
APPROVAL OF EXECUTIVE BONUS PLAN

      The Compensation Committee and the Board unanimously approved and adopted the Executive Bonus Plan and directed that it be submitted to stockholders for approval. The Executive Bonus Plan will become effective upon stockholders’ approval. The following is a brief summary of the material features of the Executive Bonus Plan. This summary is qualified in its entirety by reference to the text of the Executive Bonus Plan, a copy of which is attached as Exhibit C.

      The Executive Bonus Plan, which has a term of five years, provides that aggregate payments under the plan to the principals (initially John J. Borer III, Michael Lacovara, Edward Rubin and Michael Vasinkevich) in each year shall not exceed 60% of the Company’s gross revenue for such year after taking into consideration all compensation paid to employees, and no principal shall be eligible to receive in excess of 20% of such gross revenue in any given year. The 60% shall include the base compensation payable to the principals under their employment agreements and (without duplication) the salary, bonuses, other current and deferred compensation and benefits (excluding any insurance premiums paid for key man life insurance for the benefit of the Company and any equity-based compensation granted prior to September 30, 2007), and associated payroll taxes imposed on the Company, with respect to all employees of the Company and its subsidiaries. The Compensation Committee has set a target under the Plan for the 2007 and 2008 fiscal years of 55%.

The Board Recommends a Vote FOR the Approval of the Executive Bonus Plan and Proxies That Are
Returned Will Be So Voted Unless Otherwise Instructed.

OTHER INFORMATION

      The expenses of preparing and mailing this proxy statement and the accompanying proxy card and the cost of solicitation of proxies, if any, will be borne by us. In addition to the use of mailings, proxies may be solicited by personal interview, telephone and by our directors, officers and regular employees without special compensation therefore. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for benefical owners of our Common Stock.

      Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted “FOR” all of the proposals described in this proxy statement.

HOUSEHOLDING

     The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. If you would like to receive a separate copy of this proxy statement from us directly, please contact us by:

  writing to:

  Enthrust Financial Services, Inc. – Investor Relations
  1270 Avenue of the Americas
  New York, NY 10020; or

  telephoning at: (212) 356-0500.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

     Stockholders interested in presenting a proposal for consideration at the annual meeting of stockholders in 2008 must follow the procedures found in Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”) and our bylaws. To be eligible for inclusion in our proxy materials relating to our 2008 annual meeting of stockholders, all qualified proposals must be received by our Corporate Secretary no later than January 2, 2008. Stockholder proposals submitted more than thirty but less than sixty days before the date scheduled for our 2008 annual meeting may be presented at the annual meeting if such proposal complies with our bylaws, but will not be included in our proxy materials. A stockholder’s notice must set forth, as to each proposed matter: (i) as to each person whom the stockholder proposes to nominate for election to the Board of Directors, all information relating to such person that is required to be disclosed in solicitation of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 thereunder; (ii) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our bylaws, the language of the proposed amendment; (iii) the name and address, as they appear on our books, of the stockholder proposing such business; (iv) the number of shares of Company common stock which are beneficially owned by such stockholder; (v) a representation that the stockholder is a holder of record of shares of the Company’s common stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (vi) any financial interest of the stockholder in such proposal or nomination.

OTHER MATTERS

      Our board does not know of any other matters that are to be presented for action at the special meeting. Should any other matter come before the speciall meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: August 14, 2007

EXHIBIT A

EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT (the “Agreement”) is made as of August 9, 2007, by and between Enthrust Financial Services, Inc., having its principal place of business at 1270 Avenue of the Americas, New York, NY 10017 (the “Company”), and Michael Lacovara, residing at 33 Sherwood Avenue, Greenwich, CT 06831 (the “Executive”).

W I T N E S S E T H :

     WHEREAS, the Company believes that it would benefit from the application of the Executive’s particular and unique skills, experiences and background in connection with the management and operation of the Company, and wishes to employ the Executive as it Chief Executive Officer; and WHEREAS, the parties desire by this Agreement to set forth the terms and conditions of the employment relationship between the Company and the Executive.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants in this Agreement, the Company and the Executive agree as follows:

          1. Employment and Duties. The Company hereby employs the Executive as its Chief Executive Officer on the terms and conditions provided in this Agreement, and the Executive agrees to accept such employment, subject to the terms and conditions of this Agreement. In addition, within thirty (30) days of the Commencement Date (as defined in Section 2 below), the Executive shall be nominated by the Board of Directors (the “Board”) to serve as a member of the Board. If at the time of the termination of the Executive’s employment regardless of reason, the Executive is a member of the Board, he hereby agrees to resign as a member of the Board, effective as of such date of termination. The Executive shall perform the lawful duties and responsibilities as are customary for and consistent with the Chief Executive Officer of a full service financial services company of a similar size and capitalization as the Company, and shall perform such other duties and responsibilities as are consistent with his position as Chief Executive Officer, as shall be reasonably determined from time to time by the Board. The Executive shall report to and be supervised by the Board. The Executive shall be based at the Company’s executive offices in New York City, New York or such other place where such executive offices may hereafter be located within a twenty-five (25) mile radius of 42nd Street and Park Avenue, Manhattan, New York City (but in no event shall the Executive be located in the state of New Jersey) and, except for reasonable business travel incident to his employment under this

Agreement, the Company agrees the Executive shall not be required to relocate. The Executive agrees to devote substantially all his attention and time during normal business hours to the business and affairs of the Company and to use his reasonable best efforts to perform faithfully and efficiently the duties and responsibilities of his positions and to accomplish the goals and objectives of the Company as may be established by the Board from time to time. Notwithstanding the foregoing, the Executive may engage in the following activities (and shall be entitled to retain all economic benefits thereof including fees paid in connection therewith) as long as: (i) they do not interfere in any material respect with the performance of the Executive’s duties and responsibilities hereunder; and (ii) with respect to (a) service on the board of directors of a corporation or other business, or (b) any activity described in clause (2) below, such activity is pre-approved by the Board: (1) serve on corporate, civic, religious, educational and/or charitable boards or committees, provided that the Executive shall not serve on any board or committee of any corporation or other business which competes with the “Business” (as defined in Section 10(a) below); (2) deliver lectures, fulfill speaking engagements, or teach on a part-time basis at educational institutions; and (3) make investments in businesses or enterprises and manage his personal investments; provided that with respect to such activities Executive shall comply with any business conduct and ethics policy applicable generally to employees of the Company.

          2. Term. The term of this Agreement shall commence on September 4, 2007, or such later date as the Level One Incentive Compensation and Additional Incentive Compensation set forth in this Agreement is approved by the stockholders of the Corporation (the “Commencement Date”), and shall terminate on December 31, 2009, unless extended or earlier terminated in accordance with the terms of this Agreement (the date of the termination or expiration of the term of this Agreement, including any extensions thereof, if applicable, the “Termination Date”). Such term of employment is herein sometimes referred to as the “Employment Term”. The Employment Term shall be automatically extended for successive one-year periods unless either party notifies the other in writing at least 180 days before December 31, 2009, or any anniversary thereof, as the case may be, that he or it chooses not to extend the Employment Term.

          3. Compensation. As compensation for performing the services required by this Agreement, and during the Employment Term, the Executive shall be compensated as follows:

               (a) Base Compensation. The Company shall pay to the Executive an annual salary (“Base Compensation”) of One Hundred Fifty Thousand Dollars ($150,000), payable in equal installments pursuant to the Company’s customary payroll procedures in effect for its executive personnel at the time of payment, but in no event less frequently than monthly, subject to withholding for applicable federal, state, and local income and employment related taxes. The Executive shall be entitled to such increases in Base Compensation with respect to each calendar year during the term of this Agreement as shall be determined by the Compensation Committee of the Board (the “Committee”), in its sole and absolute discretion, based on an annual review of the Executive’s performance. If no Committee is appointed, the Board shall have the duties and authority of the Committee as referred to herein.

               (b) Level One Compensation. In addition to Base Compensation, the Executive shall be paid a bonus (“Level One Incentive Compensation”) determined as follows:

(i) For the period beginning on the Commencement Date and ending on December 31, 2007, the Executive shall be paid a bonus of $616,666.

(ii) For the calendar year 2008, the Executive shall be paid a bonus equal to: (1) $800,000, plus (2) if the consolidated gross revenues of the Company for the year ended December 31, 2008 shall be more than 110% of the consolidated gross revenues of the Company for the year ended December 31, 2007, an additional $1,050,000.

(iii) For the calendar year 2009, the Executive shall be paid a bonus equal to: (1) $800,000, plus (2) if the consolidated gross revenues of the Company for the year ended December 31, 2009 shall be more than 120% of the consolidated gross revenues of the Company for the year ended December 31, 2007, an additional $1,050,000.

               All Level One Compensation shall be paid as soon as practicable after each year-end, and in all events by March 15 of the ensuing year.

               (c) Additional Incentive Compensation. In addition to Base Compensation and the Level One Incentive Compensation, the Executive shall participate, during the Employment Term, in all bonus plans applicable to senior executives of the Company (“Additional Incentive Compensation” and together with Level One Incentive Compensation collectively hereafter called “Incentive Compensation”). For purposes of this Agreement, the Executive’s share of Additional Incentive Compensation for any fiscal year of the Company in which the employment of the Executive terminates shall be the product of: (i) an amount equal to his Additional Incentive Compensation if he had been employed by the Company for the entire year (which shall be not less than the product of the aggregate Additional Incentive Compensation paid under such plan for the year of termination of employment, multiplied by the Executive’s percentage share of the aggregate amount paid under such plan for the immediately preceding year), multiplied by; (ii) a fraction the numerator of which shall be the number of days in the portion of the year ending with the date of termination of employment and the denominator of which shall be the number of days in such fiscal year.

               (d) Restricted Stock Grant. Executive shall be granted 750,000 shares of the Common Stock of the Company pursuant to a restricted stock agreement in the form annexed hereto as Exhibit A on the later of: (i) the Commencement Date; or (ii) the date that the Company’s stockholders approve the plan pursuant to which the restricted stock is being granted.

               (e) Options. The Executive shall be granted options to purchase 750,000 shares of Common Stock of the Company pursuant to a stockholder approved plan at a price per share which shall be equal to the offering price set forth on the cover page of the prospectus relating to the Company’s sale of its Common Stock in a firm commitment underwritten public offering (a “Public Offering”), which prospectus is dated any date subsequent to the date of this Agreement and prior to November 1, 2007; provided that if a Public Offering has not occurred prior to November 1, 2007, then the price per share shall be equal to the greater of: (1) $7.00; or (2) the fair market value of a share of Company Common Stock at the close of business on October 31, 2007, as determined by the Board in good faith. The foregoing options shall be granted on the earlier of the date of the Public Offering or November 1, 2007 (such that, for the purposes of clarity, the exercise price of the options will in all cases be at least equal to the fair market value of the underlying Company Common Stock on the date of grant). The options shall expire ten years from the date of grant (or such earlier date as provided for in the Option Agreement upon the termination of the Executive’s Employment) and, subject to the continued employment of the Executive, 34% of the options shall vest on the first anniversary of the date of grant and 33% of the options shall vest on each of the second and third anniversaries, respectively, of the date of grant; provided that if: (1) the Company terminates the Executive other than for Cause; (2) the Executive shall terminate his employment for either Good Reason or a Change in Control Event; or (3) the employment of the Executive shall terminate on account of death or Disability (as defined in Section 8(a)(ii) below), then upon the occurrence of such event all unvested options shall immediately become vested. Furthermore, if this Agreement shall expire by non-renewal by the Company prior to the final vesting date, one-half of the then unvested options shall immediately vest and one-half of the then unvested options shall immediately expire. A copy of the form of Option Agreement is annexed hereto as Exhibit B.

          4. Employee Benefits; Life Insurance.

                    (a) During the Employment Term and subject to the limitations set forth in this Section 4, the Executive and his eligible dependents shall have the right to participate in any retirement plans (qualified and non-qualified), pension, insurance, health, disability or other benefit plan or program that has been or is hereafter adopted by the Company (or in which the Company participates), in each case according to the terms of such plan or program, on terms no less favorable than the most favorable terms granted to senior executives of the Company.

                    (b) Life Insurance. The Executive hereby consents to the purchase by the Company of one or more “key man” life insurance policies on the life of the Executive in an aggregate amount not to exceed $5 million of death benefit with such policies to be owned by the Company and the death benefits being payable solely to the Company, and the Executive shall cooperate with the Company in obtaining such policies. The Executive has no reason to believe that such policies cannot be obtained at commercially reasonable rates. The Executive shall have no interest in any such life insurance policy. Upon termination of the Executive’s employment with the Company for any reason, and except as the Executive and the Company may otherwise agree, such insurance policy or policies shall be promptly terminated; provided, however, that the Executive shall have the right, upon notice to the Company within thirty (30) days of the date of termination of employment, to purchase the policy or policies relating to him (if transferable by the Company) for an amount equal to their cash value (if any) plus prepaid premiums.

          5. Vacation and Leaves of Absence. The Executive shall be entitled to the normal and customary amount of paid vacation provided to senior executive officers of the Company, but in no event less than twenty (20) days during each calendar year (or pro rata portion thereof), beginning on the Commencement Date of this Agreement. Any vacation days that are not taken in a given twelve (12) month period shall not accrue or carry-over from year to year except as may otherwise be agreed by the Company and the Executive. Upon any termination of this Agreement for any reason whatsoever, accrued and unused vacation for the year in which this Agreement terminates will be paid to the Executive within ten (10) days of such termination based on his annual rate of Base Compensation in effect on the date of such termination. In addition, the Executive may be granted leaves of absence with or without pay for such valid and legitimate reasons as the Company in its sole and absolute discretion may determine, and the Executive shall be entitled to the same sick leave and holidays as is provided to other senior executives of the Company.

          6. Expenses. The Executive shall be promptly reimbursed for all reasonable and necessary expenses incurred by him in connection with the performance of his duties hereunder, subject to the provision of copies of receipts and such other substantiation as may reasonably be requested by the Company.

          7. Indemnification.

                    (a) General. The Company agrees that if the Executive is made a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he is or was a director or officer of the Company, is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including, without limitation, service with respect to employee benefit plans, whether or not the basis of such Proceeding is alleged to be action in an official capacity as a director, officer, member, employee or agent while serving as a director, officer, member, employee or agent, the Executive shall, except as otherwise provided below, be indemnified and held harmless by the Company to the fullest extent authorized by applicable law (in accordance with the certificate of incorporation, bylaws, and/or other governing documents of the Company), as the same exists or may hereafter be amended, against all Expenses (as defined below) incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if the Executive has ceased to be an officer, director or agent, or is no longer employed by the Company and shall inure to the benefit of his heirs, executors and administrators. Notwithstanding the foregoing, the Company shall not be required to indemnify or hold harmless the Executive with respect to Expenses in connection with any Proceeding which is the result of Executive’s willful misconduct or gross negligence.

                    (b) Expenses. As used in this Agreement, the term “Expenses” shall include, without limitation, damages, losses, judgments, liabilities, fines, penalties, excise taxes, settlements and costs, attorneys’ fees, accountants’ fees, and disbursements and costs of attachment or similar bonds, investigations, and any expenses of establishing a right to indemnification under this Agreement.

                    (c) Enforcement. If a claim or request under this Agreement is not paid by the Company, or on their behalf, within fifteen (15) days after a written claim or request has been received by the Company, the Executive may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request and if successful in whole or in part, the Executive shall also be entitled to be paid the expenses, including all reasonable attorneys’ fees, of prosecuting such suit. The burden of proving that the Executive is not entitled to indemnification for any reason shall be upon the Company.

                     (d) Subrogation. In the event of any payment under this Section 7, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Executive.

                    (e) Partial Indemnification. If the Executive is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Executive for the portion of such Expenses to which the Executive is entitled.

                    (f) Advances of Expenses. Expenses incurred by the Executive in connection with any Proceeding shall be paid by the Company in advance, either to the Executive or to a third party designated by the Executive, upon request of the Executive that the Company pay such Expenses.

                     (g) Notice of Claim. The Executive shall promptly give to the Company notice of any claim made against him for which indemnity will or could be sought under this Agreement. In addition, the Executive shall give the Company such information and cooperation as it may reasonably require and as shall be within the Executive’s power and at such times and places as shall be mutually agreed upon by the Company and the Executive.

                     (h) Defense of Claim. With respect to any Proceeding as to which the Executive notifies the Company of the commencement thereof: (i) the Company will be entitled to participate therein at its own expense; and (ii) except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Executive. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which the Executive shall have reasonably concluded that there may be a conflict of interest between the Company and the Executive in the conduct of the defense of such action.

                               The Company shall not be liable to indemnify the Executive under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on the Executive without the Executive’s written consent. Neither the Company nor the Executive shall unreasonably withhold or delay their consent to any proposed settlement.

                     (i) Non-exclusivity. The right to indemnification and the payment of expenses incurred in defending a Proceeding in advance of its final disposition conferred in this Section 7 shall not be exclusive of any other right which the Executive may have or hereafter may acquire under any statute, provision of the certificate of incorporation, by-laws, or other governing documents of the Company, agreement, vote of stockholders, members or disinterested directors or otherwise.

                     (j) Directors and Officers Liability Insurance. The Company agrees to use reasonable efforts to maintain one or more directors and officers liability insurance policies in a reasonable and adequate amount determined by the Board that provides coverage of at least $5 million.

          8. Termination and Termination Benefits.

                    (a) Termination.

                              (i) For Cause. Notwithstanding any provision contained herein, the Company may terminate this Agreement at any time during the Employment Term for “Cause”. For purposes of this subsection 8(a)(i), “Cause” shall mean: (1) the continuing willful failure by the Executive to substantially perform his duties hereunder for any reason other than total or partial incapacity due to physical or mental illness; (2) willful misconduct on the part of the Executive in the performance of his duties hereunder that causes material harm to the Company; (3) failure to maintain any license or registration required to be maintained by the rules and regulations of the National Association of Securities Dealers, Inc., the Securities and Exchange Commission, or any other federal or state regulatory agency having jurisdiction over the business conduct of the Executive as an employee of the Company and/or any of its affiliates, if any; or (4) conviction of a felony or of a misdemeanor involving moral turpitude. For purposes of this definition, no act or omission by the Executive will be considered “willful” unless it is made by the Executive in bad faith or without a reasonable belief that the Executive’s act or omission was in the best interests of the Company or its affiliates, and any act or omission by the Executive pursuant to a resolution duly adopted by the Board, or on the written advice of counsel, will be deemed made in good faith and in the best interests of the Company. Termination pursuant to this subsection 8(a)(i) shall be effective immediately upon giving the Executive written notice thereof stating the reason or reasons therefor with respect to clause (4) above, and thirty (30) days after written notice thereof from the Company to the Executive specifying the acts or omissions constituting the failure and requesting that they be remedied with respect to clauses (1), (2) and (3) above, but only if the Executive has not cured such failure within such thirty (30) day period. In the event of a termination pursuant to this subsection 8(a)(i), the Executive shall be entitled to payment of his Base Compensation as computed through the Termination Date, and any unpaid Additional Incentive Compensation for periods ended prior to the Termination Date, and the benefits pursuant to Section 4(a) hereof up to the Termination Date. It is the intention and agreement of the Company that the Executive shall not be deprived by reason of termination for Cause of any payments, options or benefits which have been vested or have been earned or to which the Executive is entitled as of the Termination Date.

                              (ii) Disability. If due to illness or physical or mental disability, the Executive shall fail, for a total of any six (6) consecutive months (“Disability”), to substantially perform the duties required by this Agreement, the Company may terminate this Agreement upon thirty (30) days’ written notice to the Executive. In such event, the Executive shall be: (1) paid his Base Compensation until the Termination Date and his share of any Incentive

Compensation to which he would have been entitled for the full fiscal year in which such termination occurs; and (2) provided with employee benefits pursuant to Section 4(a), to the extent available, for twelve (12) months following the date of such termination; provided, however, that any compensation to be paid to the Executive pursuant to this subsection 8(a)(ii) shall be offset against any payments received by the Executive pursuant to any policy of disability insurance the premiums of which are paid for by the Company. It is the intention and agreement of the Company that the Executive shall not be deprived by reason of termination for Disability of any payments, options or benefits which have been vested or have been earned or to which the Executive is entitled as of the Termination Date.

                              (iii) Termination Without Cause or Termination For Good Reason. The Company may terminate the Executive’s employment hereunder without Cause and the Executive may terminate his employment hereunder for “Good Reason” (as defined below). If the Company terminates the Executive’s employment hereunder without Cause, other than due to death or Disability, or if the Executive terminates his employment for Good Reason, the Executive shall be paid in one lump sum payment as soon as practicable following the Termination Date: (1) if such termination shall have occurred prior to July 1, 2008, (A) an amount equal to the total of all Base Compensation and all Level One Incentive Compensation that could have been earned by the Executive for the period beginning on the Commencement Date through December 31, 2008 ($2,666,666) less all Base Compensation and Level One Incentive Compensation previously paid to the Executive, plus (B) the amount of any Additional Incentive Compensation to which he would have been entitled for the full year in which such termination occurs; (2) if such termination shall have occurred on or after July 1, 2008, and on or before December 31, 2008, (A) the amount payable to the Executive pursuant to subsection 8(a)(iii)(1) above plus, (B) a lump sum payment equal to the product of six (6) times the “Monthly Salary Amount” (as defined below); and (3) if such termination shall have occurred on or after January 1, 2009, (A) an amount equal to Executive’s Base Compensation at the rate in effect at the time of termination of employment through the Termination Date plus, (B) the amount of any Additional Incentive Compensation to which he would have been entitled through the Termination Date for the year in which such termination occurs, plus (C) a lump sum payment equal to the product of six (6) times the Monthly Salary Amount. In addition to the amount payable to the Executive pursuant to the preceding sentence, the Executive shall be paid: (i) any accrued vacation pay; (ii) continuation, for the remainder of the scheduled Employment Term as of such date (or, if longer, for the one-year period ending on the first anniversary of the Termination Date), of the health and welfare benefits of the Executive and any long-term disability insurance generally provided to senior executives of the Company in accordance with Section 4(a) of this Agreement (or the Company shall provide the economic equivalent thereof on an after-tax basis); provided, however, if the Executive obtains new employment and such employment makes the Executive eligible for health and welfare or long-term disability benefits which are equal to or greater in scope then the benefits then being offered by the Company, then the Company shall no longer be required to provide such corresponding benefits to the Executive from and after the date of the Executive’s eligibility for such benefits; and (iii) any other compensation and benefits as may be provided in accordance with the terms and provisions of any applicable plans or programs of the Company. Notwithstanding anything to the contrary contained herein, if within one (1) year following the occurrence of a Change in Control (as defined in Section 8(a)(iv) below): (a) the Company should terminate the Executive’s employment hereunder without Cause; or (b) the Executive should terminate his employment for Good Reason, then the Executive shall be paid an amount as determined in accordance with the provisions of Section 8(a)(iv) hereof, and no payment shall be due pursuant to this Section. In addition, all options and shares of restricted stock previously granted to the Executive which are unvested as of the date of such termination shall become immediately and fully vested, exercisable and all restrictions thereupon shall lapse, upon such termination of employment.

                              As used herein, “Monthly Salary Amount” shall mean an amount equal to one-twelfth of the sum of: (a) the Executive’s then current annual Base Compensation; plus (b) the Incentive Compensation paid to the Executive for the full calendar year period immediately preceding the Termination Date; or if the Executive shall not have been employed for a full calendar year on the Termination Date, the annualized Incentive Compensation for the preceding calendar year.

                              As used herein, “Good Reason” means and shall be deemed to exist if, without the prior express written consent of the Executive: (a) the Company breaches this Agreement in any material respect (it being acknowledged that a change in the location of the principal offices of the Company beyond that contemplated in Section 1 of this Agreement would be material); (b) the Executive is assigned duties materially inconsistent with his position as contemplated by Section 1 of this Agreement, or a material change occurs in the Executive’s reporting responsibilities, or the Executive’s title, position, duties or responsibilities as contemplated by Section 1 are changed in a material manner; (c) the Company fails to use its reasonable best efforts to maintain, or cause to be maintained directors and officers liability insurance coverage providing for liability coverage of not less than $5 million with the Executive as a named insured or a member of a group or class which is a named insured; or (d) the Company purports to terminate the Executive’s employment for Cause and such purported termination of employment is not effected in accordance with the requirements of this Agreement, provided, however, that with respect to items (a), (b) or (c) above, the Executive provides written notice of termination to the Company based upon the condition described in items (a),

(b) or (c) above within ninety (90) days after the initial existence of such condition and within thirty (30) days of such written notice of termination by the Executive, the Company has not cured such failure or breach.

                              (iv) Termination upon Change in Control Event. If, within the one-year period commencing on the date of a Change in Control (as defined below): (a) the Company or any successor breaches this Agreement in any material respect (it being acknowledged that a change in the location of the principal offices of the Company beyond that contemplated in Section 1 of this Agreement would be material); (b) the Executive is assigned duties materially inconsistent with his position as contemplated by Section 1 of this Agreement, or a material change occurs in the Executive’s reporting responsibilities, or the Executive’s title, position, duties or responsibilities as contemplated by Section 1 are changed in a material manner; (c) the Executive suffers any material reduction in his compensation (including his benefits), or any material adverse change in his working conditions, and, with respect to (a), (b), or (c) above, the Company fails to cure such action or omission within thirty (30) days after written notice of termination of his employment on account thereof from the Executive; (d) the Executive terminates his employment for Good Reason; or (e) the Executive’s employment hereunder is terminated by the Company without Cause (each a “Change in Control Event”), then the Company shall pay to the Executive in one lump sum promptly following the Change in Control Event an amount equal to the lesser of: (A) three (3) times the amount of the total Base Compensation plus three (3) times the Incentive Compensation paid to the Executive for the calendar year preceding the year in which the Change in Control shall have occurred (or if the Executive shall not have been employed for a full calendar year on the Termination Date, the annualized Incentive Compensation for the preceding calendar year); or (B) the amount described in clause (A) as reduced to the extent necessary to cause the aggregate of all amounts paid to the Executive in connection with (i) a change in ownership or effective control of the Company or (ii) a change in the ownership of a substantial portion of the assets of the Company (if any of the foregoing constitutes an event described in clause (b)(2)(A)(i) of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), taking into account (without limitation) any options, restricted stock, or other compensation the vesting of which is accelerated by reason of the Change in Control Event and subsequent termination of employment, not to exceed 299% of the “base amount” paid to the Executive as such term is defined in Section 280G(b)(3) (or any successor provision). If a Change in Control Event shall occur prior to January 1, 2008, the annualized Incentive Compensation for purposes of clause (A) of the preceding sentence shall be deemed to be $1,850,000. In addition, all options and shares of restricted stock previously granted to the Executive which are unvested as of the date of such termination shall become immediately and fully vested, exercisable and all restrictions thereupon shall lapse, upon such termination of employment.

                              It is intended by the parties to this Agreement that no amount payable to the Executive in connection with his employment hereunder constitute an “excess parachute payment” within the meaning of Section 280G (or any successor provision) of the Code, and this paragraph (iv) shall be interpreted in a manner consistent with such intent.

                              For purposes of this Agreement, a “Change of Control” shall mean any of the following, as effected through one transaction or a series of related transactions: (a) any merger by, or other combination of the Company into another corporation or business entity, or other transaction, which results in the holders of equity interests of the Company immediately prior to such transaction owning less than fifty (50%) percent of the equity interests of the surviving corporation or other business entity (in each case as determined by fair market value); (b) any acquisition (by purchase, lease or otherwise) of fifty (50%) percent or more of the gross fair market value of the assets of the Company by any person, corporation or other entity or group thereof acting jointly; or (c) the acquisition, subsequent to the date hereof, of beneficial ownership, directly or indirectly, of voting stock of the Company (defined as Common Stock of the Company or any other stock having voting rights that the Company may issue in the future) by any person, corporation or other entity or group thereof acting jointly, in such amount or amounts as would permit such person, corporation or other entity or group thereof acting jointly to elect a majority of the members of the Board, as then constituted; or (d) individuals who, on the date of this Agreement, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date of this Agreement, whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director) shall be an Incumbent Director; provided, however, that no individual elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director. Notwithstanding the preceding sentence, any transaction that involves a mere change in identity, form or place of organization within the meaning of Section 368(a)(1)(F) of the Code and any transaction of similar effect shall not constitute a Change in Control.

                              (v) Termination Other Than For Good Reason or Change in Control Event. If the Executive terminates his employment other than for Good Reason or a Change in Control Event, the Executive shall be paid: (a) his Base Compensation at the rate in effect at the time of termination, through the date of such termination of employment; (b) the share of any Additional Incentive Compensation to which he would have been entitled for the portion of the year in which such termination occurs; (c) any accrued vacation pay; and (d) any other compensation and benefits as may be provided in accordance with the terms and provisions of any applicable plans or programs of the Company. It is the intention and agreement of the Company that the Executive shall not be deprived by reason of termination under this Section of any payments, options or benefits which have been vested or have been earned or to which the Executive is entitled as of the Termination Date.

                     (b) Nonexclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive’s continuing or future participation in any benefit, bonus, incentive or other plan or program provided or maintained by the Company and for which the Executive may qualify, nor shall anything herein limit or otherwise prejudice such rights as the Executive may have under any other existing or future agreements with the Company. Except as otherwise expressly provided for in this Agreement, amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plans or programs of the Company at or subsequent to the date of termination shall be payable in accordance with such plans or programs.

                     (c) Vesting of Stock Grants and Stock Options. In the event of any termination of this Agreement, the Executive’s rights with regard to any stock grants, or stock options shall be as set forth in the respective plan and/or agreement containing the terms and conditions pertaining thereto.

                     (d) Death Benefit. Notwithstanding any other provision of this Agreement, this Agreement shall terminate on the date of the Executive’s death. In such event the Company shall continue to pay the Executive’s Base Compensation to his wife, if she survives him, or, if she does not survive him, to his estate, through the end of the twelfth month following the month in which such death occurs. In addition, the Company shall pay to the Executive’s wife, if she survives him, or, if she does not survive him, to his estate, the Incentive Compensation to which the Executive would have been entitled for the year in which such death occurs.

                     (e) Termination Payment. In the event that this Agreement shall not have been earlier terminated in accordance with the terms and provisions hereof and the Company has elected not to extend the Employment Term as provided for in Section 2 hereof, in consideration for the post-employment covenant against competition set forth in Section 10(a) of this Agreement, the Executive shall be entitled to a lump-sum payment, on the last day of the Employment Term or such later date on which his employment with the Company shall terminate, equal to the product of nine (9) times the Monthly Salary Amount (the “Termination Payment”).

                     (f) Payment. Except as otherwise provided in this Agreement, any payments to which the Executive shall be entitled under this Section 8, including, without limitation, any economic equivalent of any benefit, shall be made as promptly as possible following the Termination Date; provided, however, that if the Executive is a “specified employee” of the Company within the meaning of Section 409A(a)(2)(B)(i) of the Code (or any successor provision), no payment under this Section 8 in connection with the Executive’s termination of employment (other than a payment of Base Compensation through the date of such termination, and payments on account of termination of employment by reason of death) shall be made until the date which is six (6) months after the date of the termination of the employment of the Executive (or, if earlier, the date of death of the Executive); provided further, if the Company determines based upon written advice of counsel that any such payment if made during the calendar year that includes the Termination Date would not be deductible in whole or in part by reason of Code Section 162(m), such payment shall be made on January 2 of the following calendar year (or such later date as may be required under the preceding proviso if the Executive is a “specified employee”). Any payment deferred as provided for in this subsection (f) above shall include, when paid, an incremental earnings factor payment equal to four (4%) percent of the amount deferred multiplied by a fraction the numerator of which is the number of days that such payment is deferred and the denominator of which is 365.

                              If the amount of any payment due to the Executive cannot be finally determined within thirty (30) days after the Termination Date, such amount shall be estimated on a good faith basis by the Company and the estimated amount shall be paid thirty (30) days after such Termination Date (or on such later date as may be determined under the immediately preceding sentence). As soon as practicable thereafter, the final determination of the amount due shall be made and any adjustment requiring a payment to or from the Executive shall be made as promptly as practicable

                     (g) No Mitigation. The Executive shall not be required to mitigate the amount of any payments provided for by this Agreement by seeking employment or otherwise, nor shall the amount of any payment or benefit provided in this Agreement be reduced by any compensation or benefit earned by the Executive after the Termination Date.

           9. Company Property. All confidential and proprietary information furnished to the Executive by the Company or developed by the Executive on behalf of the Company or at the Company’s direction or for the Company’s use or otherwise in connection with the Executive’s employment hereunder, are and shall remain the sole and confidential property of the Company. If the Company requests the return of such materials in connection with or after the termination of the Executive’s employment, the Executive shall immediately deliver the same to the Company.

          10. Covenant Not To Compete; Other Covenants.

                     (a) Covenant Against Competition. The Executive acknowledges that, as of the date of execution of this Employment Agreement: (i) the Company is, directly and through its subsidiaries, engaged in the investment banking businesses of corporate finance or mergers and acquisitions as a broker-dealer (the “Business”); (ii) the Business is conducted currently by the Company’s subsidiaries throughout the United States, and may be expanded to other locations; (iii) his employment with the Company will have given him access to confidential information concerning the Business as so conducted; and (iv) the agreements and covenants contained in this Agreement are essential to protect the business and goodwill of the Company. Accordingly, the Executive covenants and agrees that, without the prior written consent of the Board, the Executive shall not during the Restricted Period and within the Restricted Area (each as defined below), except in the Executive’s capacity as an officer of the Company or any of its affiliates: (a) engage or participate in the Business; (b) enter the employ of, or render any services (whether or not for a fee or other compensation) to, any person or entity engaged in the Business; or (c) acquire an equity interest in any person engaged in the Business; provided, that the foregoing restrictions shall not apply at any time if the Executive’s employment is terminated during the Term by the Executive for Good Reason or a Change in Control Event, or by the Company other than for Cause; provided, further, that during the Restricted Period the Executive may own, directly or indirectly, solely as a passive investment, not more than five (5%) percent of the outstanding securities of any company traded on any national securities exchange or on the National Association of Securities Dealers Automated Quotation System.

                              As used herein, “Restricted Period” shall mean the period commencing on the Commencement Date and ending on the first anniversary of the Executive’s termination of employment; and “Restricted Area” shall mean any place within the United States and any other country in which the Company is conducting a material portion of its Business at the time of the Executive’s termination.

                    (b) Confidential Information; Personal Relationships. The Executive acknowledges that the Company has a legitimate and continuing proprietary interest in the protection of its confidential information and has invested substantial sums and will continue to invest substantial sums to develop, maintain and protect confidential information. The Executive agrees that, during the Restricted Period and for a period thereafter ending on the third anniversary of the termination of employment of the Executive, without the prior written consent of the Board, the

Executive shall keep secret and retain in strictest confidence, and shall not knowingly use for the benefit of himself or others all confidential matters relating to the Company’s Business including, without limitation, operational methods, marketing or development plans or strategies, business acquisition plans, joint venture proposals or plans, and new personnel acquisition plans, learned by the Executive heretofore or hereafter (such information shall be referred to herein collectively as “Confidential Information”); provided, that nothing in this Agreement shall prohibit the Executive from disclosing or using any Confidential Information: (A) in the performance of his duties hereunder; (B) as required by applicable law, or as the Executive reasonably believes to be required by applicable law based upon written advice of counsel, in each instance after reasonable notice to the Company; (C) in connection with the enforcement of his rights under this Agreement or any other agreement with the Company; or (D) in connection with the defense or settlement of any claim, suit or action brought or threatened against the Executive by or in the right of the Company. Notwithstanding any provision contained herein to the contrary, the term Confidential Information shall not be deemed to include any general knowledge, skills or experience acquired by the Executive or any knowledge or information known or available to the public in general. Moreover, the Executive shall be permitted to retain copies of, or have access to, all such Confidential Information relating to any disagreement, dispute or litigation (pending or threatened) involving the Executive.

                     (c) Employees of the Company and its Affiliates. During the Restricted Period, without the prior written consent of the Board, the Executive shall not, directly or indirectly, hire or solicit, or cause others to hire or solicit, for employment by any person other than the Company or any affiliate or successor thereof, any person who was employed by the Company and its affiliates or successors at any time within the six-month period ending on the date of termination of employment of the Executive, or encourage any such employee to leave his employment. For this purpose, any person whose employment has been terminated by the Company shall be excluded from those persons protected by this Section for the benefit of the Company.

                     (d) Business Relationships. During the Restricted Period, the Executive shall not, directly or indirectly, request or advise a person that has a business relationship with the Company to curtail or cancel such person’s business relationship with the Company.

                     (e) Rights and Remedies Upon Breach. If the Executive breaches or threatens to commit a breach of any of the provisions contained in Section 10 of this Agreement (the “Restrictive Covenants”), the Company shall, in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity, have the right and remedy to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company.

                     (f) Severability of Covenants. The Executive acknowledges and agrees that the Restrictive Covenants are reasonable and valid in duration and geographical scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect without regard to the invalid portions. The provisions set forth in Section 10 above shall be in addition to any other provisions of the business conduct and ethics policy applicable to employees of the Company and its subsidiaries during the term of the Executive’s employment.

                     (g) Savings Clause. If the period of time or the area specified in subsection (a) above should be adjudged unreasonable in any proceeding, then the period of time shall be reduced by such number of months or the area shall be reduced by the elimination of such portion thereof or both so that such restrictions may be enforced in such area and for such time as is adjudged to be reasonable.

          11. Executive’s Representation and Warranties.

                     (a) Other Agreements. The Executive represents and warrants that he has the full right and authority to enter into this Agreement and fully perform his obligations hereunder, that he is not subject to any non-competition agreement other than with the Company, and that his past, present and anticipated future activities have not and will not infringe on the proprietary rights of others. The Executive further represents and warrants that he is not obligated under any contract (including, but not limited to, licenses, covenants or commitments of any nature) or other agreement or subject to any judgment, decree or order of any court or administrative agency which would conflict with his obligation to use his best efforts to perform his duties hereunder or which would conflict with the Company’s business and operations as presently conducted or proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business as officer and employee by the Executive will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument to which the Executive is currently a party or by which the Executive is currently bound.

                     (b) Legal Counsel. The Executive hereby acknowledges that he has been advised by the Company of his right to seek independent legal advice with regard to this Agreement. The Executive hereby confirms to the Company that he has sought such advice and that he is entering into this Agreement freely, knowingly and after due consideration and consultation with such legal counsel.

          12. Miscellaneous.

                     (a) Integration; Amendment. This Agreement, including the Exhibits hereto and such other documents as are referred to herein or therein, constitute the entire agreement between the parties hereto with respect to the matters set forth herein and supersede and render of no force and effect all prior understandings and agreements between the parties with respect to the matters set forth herein. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties.

                     (b) Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable law or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited, or invalid, but the remainder of this Agreement shall not be invalid and shall be given full force and effect so far as possible.

                     (c) Waivers. The failure or delay of any party at any time to require performance by the other party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power, or remedy hereunder, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power, or remedy under this Agreement. No notice to or demand on any party in any case shall, of itself, entitle such party to other or further notice or demand in similar or other circumstances.

                     (d) Power and Authority. The Company represents and warrants to the Executive that it has the requisite corporate power to enter into this Agreement and perform the terms hereof; that the execution, delivery and performance of this Agreement by it has been duly authorized by all appropriate corporate action; and that this Agreement represents the valid and legally binding obligation of the Company and is enforceable against it in accordance with its terms.

                     (e) Burden and Benefit; Survival. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and assigns. The rights and obligations of either party hereunder shall not be assignable except with the prior written consent of the other party. In addition to, and not in limitation of, anything contained in this Agreement, it is expressly understood and agreed that the Company’s obligation to pay any compensation as set forth herein that is payable following a termination of employment shall survive any termination of this Agreement.

                     (f) Governing Law; Headings. This Agreement and its construction, performance, and enforceability shall be governed by, and construed in accordance with, the laws of the State of New York. Headings and titles herein are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

                     (g) Jurisdiction. Except as otherwise provided for herein, each of the parties: (i) submits to the exclusive jurisdiction of any state court sitting in New York, New York or federal court sitting in New York County in any action or proceeding arising out of or relating to this Agreement; (ii) agrees that all claims in respect of the action or proceeding may be heard and determined in any such court; (iii) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court; and (iv) waives any right such party may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for giving of notices in Section 12(h). Nothing in this Section, however, shall affect the right of any party to serve legal process in any other manner permitted by law.

                     (h) Notices. All notices called for under this Agreement shall be in writing and shall be deemed given upon receipt if delivered personally, mailed through the United States Postal Service by registered or certified mail (return receipt requested), postage prepaid, or delivered by nationally recognized overnight courier service to the parties at their respective addresses as set forth on the first page of this Agreement (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), or to any other address or addresses as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this subsection 12(h) for the service of notices.

                              Any notice delivered to the party hereto to whom it is addressed shall be deemed to have been given and received on the day it was delivered, if delivered personally or by overnight courier service; otherwise, on the third business day after it is mailed in the manner provided above.

                     (i) Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption of burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                     (j) Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday on which federal banks are or may elect to be closed, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or such holiday.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

MICHAEL LACOVARA

ENTHRUST FIANACIAL SERVICES, INC.
By:
Thomas Pinou, Chief Financial Officer

Exhibit A

ENTHRUST FINANCIAL SERVICES, INC.

RESTRICTED STOCK GRANT AGREEMENT

September __, 2007

Mr. Michael Lacovara
23 Sherwood Avenue
Greenwich, CT 06831

Dear Mr. Lacovara:

          Pursuant to the Employment Agreement (the “Employment Agreement”) dated August 9, 2007 by and between you and Enthrust Financial Services, Inc. (the “Company”), the Company hereby awards to you under its 2007 Stock and Incentive Plan 750,000 shares of its Common Stock, $0.001 par value per share (the “Shares”) pursuant to the terms and conditions of this Agreement. The Company represents that the Shares are fully paid and non-assessable. The Shares are subject to the vesting provisions set forth herein and certain other restrictions as provided for herein. Capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Employment Agreement.

          You are entitled to all the rights and privileges of a holder of the Shares (including the right to receive and retain all cash dividends declared thereon). As used herein the term “Shares” shall mean and include, in addition to the above referenced number of shares, any new shares or other securities convertible into shares resulting from any merger or reorganization of the Company, or the recapitalization, reclassification or split of the Shares, or any stock dividend paid on the Shares.

          By accepting the Shares you agree as follows:

          1. The Shares shall vest as follows on the following dates (each, a “Vesting Date”):

(i)	one-third of the Shares shall vest on August 31, 2008 if the consolidated gross revenues of the Company for the twelve months ended June 30, 2008 shall be more than 110% of the consolidated gross revenues of the Company for the twelve months ended June 30, 2007;

(ii)	one-third of the Shares shall vest on August 31, 2009 if the consolidated gross revenues of the Company for the twelve months ended June 30, 2009 shall be more than 120% of the consolidated gross revenues of the Company for the twelve months ended June 30, 2007; and

(iii)	one-third of the Shares shall vest on August 31, 2010 if the consolidated gross revenues of the Company for the twelve months ended June 30, 2010 shall be more than 130% of the consolidated gross revenues of the Company for the twelve months ended June 30, 2007.

          2. No Shares shall be sold, conveyed, transferred, pledged, encumbered or otherwise disposed of (any such disposition being herein called a “Transfer”) prior to the date on which such Shares shall have vested as provided in Section 1 above (the period beginning on the date hereof and ending on each respective Vesting Date, being hereinafter called the “Risk Period”), except that this Transfer restriction (the “Transfer Restriction”) shall lapse, and full vesting shall be accelerated with respect to all non-vested Shares that have not been previously transferred to the Company upon: (i) your death; (ii) your Disability; (iii) the termination of your employment by the Company other than for Cause, (iv) your termination of your employment for Good Reason; or (v) your termination of your employment upon a Change in Control Event.

          3.      (i) If upon any Vesting Date the Shares which may vest on such Vesting Date shall not vest on account of the failure of the consolidated gross revenues condition to have been met, then the number of Shares subject to vesting on such Vesting Date shall be rolled forward and subject to payment on the following Vesting Date (along with the Shares subject to vesting in such following year), provided that the following year’s consolidated gross revenues condition is achieved; provided, however, that if the next following consolidated gross revenues condition is also not achieved, the original rolled forward Shares shall be forfeited (an “Event of Forfeiture”). Upon any such Event of Forfeiture the Escrowee (as defined in Section 7 below) shall transfer to the Company that number of the Shares which have been forfeited upon such Event of Forfeiture. Immediately upon such Event of Forfeiture, such Shares shall be deemed to have been transferred to the Company and you shall have no further rights or privileges as a holder of the Shares so transferred.

                     (ii) If at any time prior to September 1, 2010, your employment is terminated by the Company for Cause or you terminate your employment for any reason other than for Good Reason or a Change in Control Event (each such event being herein called an “Event of Retransfer”) then, upon such Event of Retransfer the Escrowee shall transfer to the Company that number of the Shares as to which the Transfer Restriction shall still apply on the day following such termination. Immediately upon such Event of Retransfer, such Shares shall be deemed to have been transferred to the Company and you shall have no further rights or privileges as a holder of the Shares so transferred.

                     (iii) Notwithstanding anything to the contrary that may be contained herein, if your employment should terminate on December 31, 2009 on account of the Company having elected not to extend your term of employment, as provided for in Section 2 of the Employment Agreement (such event being herein called a “Term End Termination”), then the balance of the Shares then being held in escrow shall be immediately forfeited.

          4. As an “affiliate” you represent and agree that you will only sell, transfer, pledge or hypothecate any of the Shares pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or in a transaction wherein registration under the Securities Act of 1933 is not required. For purposes of this Agreement “affiliate” shall mean any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

          5. All certificates for Shares shall be endorsed as follows:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares have been acquired for investment purposes and must be held unless they are subsequently registered under the Securities Act of 1933, as amended, or, in the opinion of counsel to for the Company, an exemption from registration under said Act is available.”

          6. You will be required to satisfy any potential federal, state, local or other tax withholding liability. Such liability must be satisfied at the time the Shares become “substantially vested” (as defined in the regulations issued under Section 83 of the Internal Revenue Code), which would likely be when the restrictions on the Shares lapse. At such time you will be required to report the total value of the Shares as of the date the Shares become substantially vested as ordinary income. This could result in a significant income tax burden to you if the Shares greatly appreciate in value from the date of this Agreement through such time as the Shares become substantially vested. THE FOREGOING IS NOT INTENDED TO CONSTITUTE TAX ADVICE NOR IS IT NECESSARILY COMPREHENSIVE IN LIGHT OF YOUR PERSONAL TAX SITUATION. ACCORDINGLY, YOU SHOULD CONSULT YOUR TAX ADVISOR GENERALLY WITH RESPECT TO THE TAX IMPLICATIONS OF THIS AWARD.

          Unless we approve other arrangements, you must deliver to us either a check or money order in the amount of the required withholding amount on each Vesting Date. In the event of a shortfall, we will withhold the remaining required withholding amount from any compensation which becomes due and payable to you.

          7. In order to facilitate compliance with the transactions described herein, until the Shares vest, certificates representing the shares will be held in escrow by Morse, Zelnick, Rose & Lander, LLP (the “Escrowee”). If and when Shares vest they will be released to you, as soon as is reasonably practicable, subject to your payment of applicable withholding taxes. The Escrowee will hold the Shares pursuant to the terms and conditions of this Restricted Stock Grant Agreement, together with stock powers in the form annexed hereto duly endorsed by you, in blank, with your signature guaranteed thereon by a commercial bank, and shall dispose of them in accordance with all of the terms hereof. The deposit of the Shares into escrow shall not affect your rights as the record holder of the Shares. The Escrowee shall be under no duty except to receive the Shares and dispose of them in accordance with the terms hereof. The Company may redesignate an Escrowee at any time on notice to you.

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          8. This Agreement shall be binding upon and inure to the benefit of you and the Company and your and its respective successors and legal representatives.

Very truly yours,

ENTHRUST FINANCIAL SERVICES, INC.

By:
Thomas Pinou, Chief Financial Officer

Acceptance:

I hereby accept the Shares and agree to all of the terms and conditions described herein.

_______________________________________
                   Michael Lacovara

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Exhibit B

RODMAN & RENSHAW CAPITAL GROUP, INC.
2007 STOCK AND INCENTIVE PLAN
OPTION AGREEMENT

This Option Agreement (this “Agreement”) is made as of ________ __, 2007, between Rodman & Renshaw Capital Group, Inc. (the “Corporation”) and the undersigned (the “Holder”). The Compensation Committee of the Board of Directors of the Corporation has authorized the grant of the following Options to the Holder under the Corporation’s 2007 Stock and Incentive Plan (the “Plan”), subject to the terms and provisions of the Plan and the additional conditions set forth below. Terms used in this Agreement that are not defined herein shall have the meanings assigned to them in the Plan.

     1. The Holder accepts all provisions of the Plan, a copy of which has been delivered to the Holder.

     2. The Corporation grants to the Holder, subject to the conditions of the Plan, a Option to purchase 750,000 shares of the Stock of the Corporation, exercisable in installments as set forth in paragraph 3 of this Agreement, at an Exercise Price equal to the closing price of the Stock on _________ __, 2007 (the “Options”). [This Option [is] [is not] an Incentive Option intended to qualify as an “incentive stock option” under Section 422(b) of the Internal Revenue Code of 1986, as amended.]

     3. Options covered by this Agreement shall become exercisable and may be exercised in installments in accordance with the following schedule:

34% of the Options shall vest on the first anniversary of the date of grant and 33% of the Options shall vest on each of the second and third anniversaries, respectively, of the date of grant; provided that if: (1) the Company terminates the Holder other than for Cause (as defined in the Employment Agreement dated August 9, 2007 between the Corporation and the Holder, hereinafter, the “Employment Agreement”); (2) the Executive shall terminate his employment for either Good Reason or a Change in Control Event (each as defined in the Employment Agreement); or (3) the employment of the Executive shall terminate on account of his death or Disability (as defined in the Employment Agreement), then upon the occurrence of such event all unvested options shall immediately become vested. Furthermore, if the Employment Agreement shall expire by non-renewal by the Corporation prior to the final vesting date, one-half of the then unvested Options shall immediately vest and one-half of the then unvested Options shall immediately expire.

     4. No Option covered by this Agreement may be exercised later than ______ __, 2017. Upon the termination of the employment of the Holder by the Corporation or its Subsidiary, the Options shall be exercisable, if at all, solely to the extent provided in Article XI of the Plan.

     5. The Options covered by this Agreement may be exercised nonsequentially in respect of any other Option granted under the Plan, whether now in the Holder’s possession or hereafter acquired.

     6. The Options are granted expressly subject to the Change of Control provisions of Article X of the Plan.

     7. The Corporation expressly consents to the exercise provisions set forth in Sections 6.7 and 6.8 of the Plan.

     8. Neither this Agreement nor the Options granted hereby shall impose any obligation on the part of the Corporation, or any Subsidiary to continue the employment of the Holder or impose any obligation on the Holder to remain in the employ of the Corporation or any Subsidiary. The Corporation and its Subsidiaries reserve the right to terminate the employment of the Holder at any time and for any reason.

     9. The Options granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the Optionee only by such holder or, in the event of incapacity, by his or her guardian or legal representative.

      10. In accordance with Section 5.8 of the Plan, any U.S. Federal, state, local and foreign taxes required to be paid by reason of the exercise of the Options (including, without limitation, any social security or similar tax) will be withheld from other compensation, or required to be paid to the Corporation in connection with the exercise of the Options.

      11. This Agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed therein, without giving effect to the principles of conflicts of law of such state.

The undersigned parties have executed this Agreement as of the day and year first above written.

RODMAN & RENSHAW CAPITAL GROUP, INC.

By: ________________________________

       Title: ____________________________

By my signature below I acknowledge receipt of this Award, which has been issued to me under the terms of the Plan. I further acknowledge receipt of a copy of the Plan and agree to conform to all of the terms and conditions of this Agreement and the Plan.

___________________________________
Michael Lacovara

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EXHIBIT B

RODMAN & RENSHAW CAPITAL GROUP, INC.

2007 STOCK AND INCENTIVE PLAN

I.

PURPOSES

     1.1   Purposes. The purposes of this 2007 Stock And Incentive Plan (as the same may be amended from time to time, the “Plan”) are (i) to advance the interest of Rodman & Renshaw Capital Group, Inc., a Delaware corporation (the “Company”), and its Subsidiaries (as defined below) and shareholders by strengthening the ability of the Company and its Subsidiaries to attract and retain salaried employees of experience and ability and (ii) to furnish an additional incentive to such persons to expend their best efforts on behalf of the Company or any such Subsidiary.

1.2	Types of Awards. The Plan provides for the granting of the following types of Awards:

	(a)	Incentive Options (as defined below);

	(b)	Nonstatutory Options (as defined below);

	(c)	Performance Units (as defined below};

	(d)	Restricted Stock Awards (as defined below); and

	(e)	Stock Appreciation Rights (as defined below).

     1.3   Effectiveness. The Plan shall be effective on the date it is adopted by the board of directors of the Company (the “Effective Date”). No Award under the Plan shall be effective unless and until the Plan has been approved by the shareholders of the Company and, if such approval is not obtained, any Awards previously given shall automatically be void. Further, the status of any Award granted hereunder as an Incentive Option shall be subject to such approval by the shareholders of the Company taking place within twelve (12) months after the Effective Date.

II.

CERTAIN DEFINITIONS

In addition to any terms defined elsewhere in the Plan, the following capitalized terms shall have the following respective meanings as used in the Plan:

2.1	“Arbitration Notice” has the meaning given to that term in Section 10.19.

2.2	“Available Shares” has the meaning given to that term in Section 3.2.

     2.3   “Award” means the grant of any form of Option, Performance Unit, Restricted Stock Award, or Stock Appreciation Right under the Plan, whether granted singly, in combination, or in tandem, to a Holder pursuant to such terms, conditions and limitations as the Committee may establish from time to time in order to fulfill the objectives of the Plan.

     2.4   “Award Agreement” means the written document or agreement evidencing the grant of an Award by the Company to a Holder and any additional terms, conditions or limitations with respect to such grant.

     2.5   “Board of Directors” means the board of directors of the Company.

     2.6   “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     2.7   “Change in Control” means:

          (a) Any “person” (solely for purposes of this Section 2.7, defined as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than a “person” who together with all members of such “person’s” family as of the Effective Date was the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the Company’s Stock, or more than one person acting as a group (as defined in paragraph (c) below) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s outstanding stock;

          (b) There is a change in the composition of the Board of Directors over a period of twelve (12) consecutive months or less such that a majority of the members of the Board of Directors (rounded up to the nearest whole number) cease to be individuals who either (x) have been members of the Board of Directors continuously since the beginning of such period or (y) have been elected or nominated for election as members of the Board of Directors during such period by a majority of the members of the Board of Directors described in clause (x) who were still in office at the time such election or nomination was approved by the Board of Directors; or

          (c) The sale of all or substantially all of the assets of the Company. Notwithstanding anything to the contrary contained herein, no Change in Control shall be considered to occur where there is a transfer of assets to an entity controlled by the shareholders of the transferring corporation immediately after the transfer.

               For purposes of this definition of Change in Control, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company. It is intended that the Change in Control events described in this definition meet the requirements for a “Change in Control Event” as described in Section 1.409A -3(i)(5) of the Treasury Regulations promulgated under Section 409A, and the term “Change in Control” shall be interpreted and applied for all purposes of this Plan in a manner consistent with such intent.

     2.8    “Code” means the Internal Revenue Code of 1986, as amended.

     2.9   “Committee” means the committee appointed by the Board of Directors pursuant to Article IV to administer the Plan.

     2.10   “Company” has the meaning given to that term in Section 1.1.

     2.11   “Covered Event” means (a) the commission by a Holder of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a Subsidiary or substantial injury to the business reputation of the Company or a Subsidiary; (b) the commission by a Holder of an act of fraud in the performance of such Holder’s duties on behalf of the Company or a Subsidiary; (c) the continuing failure of a Holder to perform the duties of such Holder to the Company or a Subsidiary (other than such failure resulting from the Holder’s incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Holder by the Company; (d) failure of a Holder to maintain any license or registration required to be maintained by the rules and regulations of the National Association of Securities Dealers, Inc., the Securities and Exchange Commission, or any other U.S. Federal or state regulatory agency having jurisdiction over the business conduct of the Holder as an employee of the Company or a Subsidiary; or (e) the order of a court of competent jurisdiction requiring the termination of the Holder’s employment.

     2.12   “Date of Grant” has the meaning given to that term in Section 5.4 or (with respect to Reload Options) Section 6.9.

     2.13   “Designated Beneficiary” has the meaning given to that term in Section 10.6.

     2.14   “Disability” has the meaning given it in the employment agreement between the Company or a Subsidiary and the Holder; provided, however, that if the Holder has no such employment agreement or such term is not defined in the employment agreement, “Disability” shall mean that (1) the Committee has determined that the Holder has a permanent physical or mental impairment of sufficient severity as to prevent the Holder from performing duties for the Company or Subsidiary, as applicable, and (2) the Committee or the Company or the relevant Subsidiary has provided written notice to the Holder that the Holder’s employment is terminated due to a permanent “Disability” pursuant to this Section. Notwithstanding the preceding sentence, with respect to any Award constituting a deferral of compensation subject to the requirements of Section 409A, “Disability” shall mean that a Holder is “disabled” within the meaning of Section 409A(a)(2)(C). The Committee may establish any process or procedure it deems appropriate for determining whether a Holder has a “Disability.”

     2.15   “Dispute” has the meaning given to that term in Section 11.19.

     2.16   “Effective Date” has the meaning given to that term in Section 1.3.

     2.17   “Eligible Individuals” means directors, officers, employees and agents of, and other providers of services to, the Company or any of its Subsidiaries.

     2.18   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     2.19   “Exercise Notice” has the meaning given to that term in Section 6.5 (with respect to Options) or Section 7.4 (with respect to Stock Appreciation Rights).

     2.20   “Exercise Price” has the meaning given to that term in Section 6.4.

     2.21   “Fair Market Value” means a per share value defined as follows, for a particular day:

          (a) Subject to Paragraph 2.21(d), if shares of Stock of the same class are listed on any national securities exchange at the date of determination of Fair Market Value, then the closing price of one share on that exchange (or, if more than one exchange, the exchange determined by the Committee to be used for such purpose) on the date in question or, if such day is not a Business Day or no such closing price is reported for that day, on the last Business Day for which such a closing price is reported before the date in question, in any case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that exchange; or

          (b) Subject to Paragraph 2.21(d), if shares of Stock of the same class are not listed as provided in Paragraph 2.21(a) and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by the OTC Bulletin Board of the National Association of Securities Dealers, Inc. at the date of determination of Fair Market Value, then the mean between the high bid and low asked prices on the date in question or, if such day is not a Business Day or no such prices are reported that day, on the last Business Day for which such prices are reported before the date in question; or

          (c) If shares of Stock of the same class are not listed as provided in Paragraph 2.21(a) and bid and asked prices therefor are not reported by the OTC Bulletin Board as provided in Paragraph 2.21(b) at the date of determination of Fair Market Value, then the value determined by the Committee; or

          (d) If shares of Stock of the same class are listed as provided in Paragraph 2.21(a) or bid and asked prices therefor are reported by the OTC Bulletin Board as provided in Paragraph 2.21(b) at the date of determination of Fair Market Value, but the volume of trading is so low that the Committee determines that such prices are not indicative of the fair value of the Stock, then the value determined by the Committee.

     2.22   “Holder” means an Eligible Individual to whom an Award has been granted.

     2.23   “Incentive Option” means an incentive stock option as defined under Section 422 of the Code.

     2.24   “Linked Stock Appreciation Right” has the meaning given to that term in Section 7.1.

     2.25   “Maximum Shares” has the meaning given to that term in Section 3.1.

     2.26   “NASDAQ” means the National Association of Securities Dealers, Inc. Automated Quotations National Market System.

     2.27   “Non-Employee Director” means a person who is a “Non-Employee Director” as that term is used in Rule 16b-3.

     2.28   “Non-Linked Stock Appreciation Right” has the meaning given to that term in Section 7.1.

     2.29   “Nonstatutory Option” means a stock option that (i) does not satisfy the requirements for an incentive stock option under Section 422 of the Code; (ii) that is designated at the Date of Grant or in the applicable Option Agreement to be an option other than an Incentive Option; or (iii) is modified in accordance with Paragraph 11.2(b) to be an option other than an Incentive Option.

     2.30   “Normal Retirement” means the termination of the Holder’s employment with the Company and its Subsidiaries on account of retirement at any time on or after the date on which the Holder attains age sixty-five (65) (but for purposes of clarification excludes any termination of employment as a result of a Covered Event).

     2.31   “Option” means either an Incentive Option or a Nonstatutory Option, or both.

     2.32   “Option Agreement” means an Award Agreement for an Option.

     2.33   “Outside Director” means an “outside director” as that term is used in Section 162(m).

     2.34   “Performance Period” means a period over which performance is measured for the purpose of determining the payment value of Performance Units.

     2.35   “Performance Unit” means a unit representing a contingent right to receive a specified amount of cash or shares of Stock at the end of a Performance Period.

     2.36   “Person” means any individual, partnership, joint venture, corporation, trust, unincorporated organization, association, limited liability company, joint stock company, government or any department or agency thereof, or any other form of association or entity.

     2.37   “Plan” has the meaning given to that term in Section 1.1.

     2.38   “Reload Option” has the meaning given to that term in Section 6.9.

     2.39   “Restricted Stock Award” means the grant or purchase, on the terms, conditions and limitations that the Committee determines or on the terms, conditions and limitations of Article IX, of Stock that is nontransferable and subject to substantial risk of forfeiture until specific conditions are met; provided, however, that this term shall not apply to shares of Stock issued or transferred in connection with the exercise or settlement of an Option, Performance Unit or a Stock Appreciation Right whether or not such shares of Stock are nontransferable or subject to substantial risk of forfeiture when issued or transferred.

     2.40   “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act.

     2.41   “SAR Exercise Price” means the price specified in the Award Agreement related to a Non-Linked Stock Appreciation Right as the exercise price per share of Stock for that Non-Linked Stock Appreciation Right.

     2.42   “Section 162(m) “ means Section 162(m) of the Code.

     2.43   “Section 409A” means Section 409A of the Code.

     2.44   “Securities Act” means the Securities Act of 1933, as amended.

     2.45   “Stock Appreciation Right” means either a Linked Stock Appreciation Right or a Non-Linked Stock Appreciation Right.

     2.46   “Stock” means the Company’s authorized common stock, par value $0.001 per share, or any other securities, property or assets that are substituted for the Stock as provided in Section 10.1.

     2.47   “Subsidiary” means an entity, as may from time to time be designated by the Committee, that is (i) a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code), or (ii) any other entity that the Company controls, directly or indirectly. For purposes of this definition, “control” means the power to direct the management and policies of such entity, whether through the ownership of Voting Securities, by contract or otherwise.

     2.48   “Ten Percent Shareholder” shall have the meaning given to that term in Section 5.2.

     2.49   “Voting Securities” means any securities that at the applicable time are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

III.

SHARES OF STOCK SUBJECT TO THE PLAN

     3.1   Maximum Shares. Subject to the provisions of Section 3.6 and Section 11.1, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan (the “Maximum Shares”) shall be five million two hundred fifty thousand (5,250,000); provided, however, that, notwithstanding anything to the contrary contained herein, (a) the total number of shares of stock that can be issued or transferred pursuant to Restricted Stock Awards and Performance Units shall not exceed five million (5,000,000) Shares, and (b) the total number of shares of stock that can be issued or transferred through Incentive Options shall not exceed five million (5,000,000) shares.

     3.2   Available Shares. Except as otherwise provided in Section 3.3, at any time, the number of shares of Stock that may then be made subject to issuance or transfer pursuant to new Awards under the Plan (the “Available Shares”) shall be equal to (a) the number of Maximum Shares minus (b) the sum of (1) the number of shares of Stock subject to issuance or transfer upon exercise or settlement of then outstanding Awards (provided that shares of Stock subject to issuance or transfer upon exercise or settlement of then outstanding Linked Stock Appreciation Rights shall only be counted once, and not for both the Option and related Linked Stock Appreciation Right and provided further that Awards that may but need not be settled in Stock shall be charged against the number of Maximum Shares in such amounts and at such times as the Committee shall determine from time to time) and (2) the number of shares of Stock that have been issued or transferred upon exercise or settlement of Awards.

     3.3   Restoration of Unused Shares. If Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable, for any reason, including the termination, forfeiture, expiration unexercised, exchange for other Awards or settlement in cash in lieu of Stock, of an Award, the shares of Stock that were subject to that Award shall no longer be charged against the number of Maximum Shares in calculating the number of Available Shares under Section 3.2 and shall again be included in Available Shares.

     3.4   Description of Shares. The shares of Stock to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Company, or (c) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time. All shares of Stock issued or transferred as provided in the Plan shall be fully paid and non-assessable to the extent permitted by law.

     3.5   Listing, Registration, etc. of Shares. If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the shares of Stock covered by the Plan upon any national securities exchange or other trading system or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or transfer of shares of Stock under the Plan, no shares of Stock shall be issued or transferred under the Plan unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors. Nothing in the Plan shall require the Company to list, register or qualify any securities, to obtain any such consent or approval, or to maintain any such listing, registration, qualification, consent or approval.

     3.6   Reduction in Outstanding Shares of Stock. Nothing in this Article III shall impair the right of the Company to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested, or (b) impair the status of any shares of Stock previously issued or transferred pursuant to an Award or thereafter issued or transferred pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

IV.

ADMINISTRATION OF THE PLAN

     4.1   Committee. The Board of Directors shall designate the Committee to administer the Plan, each member of which shall at all times be (a) a Non-Employee Director and (b) an Outside Director. The number of individuals that shall constitute the Committee shall be determined from time to time by the Board of Directors, but shall be no fewer than two (2) individuals.

     4.2   Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership on the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two (2) or any other number that Rule 16b-3 or Section 162(m) may require from time to time.

     4.3   Meetings and Actions of Committee. The Board of Directors shall designate the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until the director ceases to be a member of the Committee or until the Board of Directors designates a new chairman. The Committee shall hold its meetings at such times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation and the Bylaws of the Company (in each case as amended from time to time), Rule 16b-3 and Section 162(m), to the extent applicable, as the Committee may deem advisable.

     4.4   Committee’s Powers. Subject to the express provisions of the Plan, any applicable Award Agreement, Rule 16b-3 and Section 162(m), to the extent applicable, the Committee shall have the authority (a) to adopt, amend, and rescind administrative, interpretive and other rules and regulations relating to the Plan; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the number of shares of Stock that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement and any amendments thereto, including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, Stock Appreciation Rights and Restricted Stock Awards, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) except as provided in Section 10.5, the effect of leaves of absence and the effect of transfers of an Eligible Individual’s employment from the Company to a Subsidiary or from a Subsidiary to the Company (consistent with any applicable regulations of the Internal Revenue Service and any other requirements of applicable law with respect to the same); (e) to construe the respective Award Agreements, the Plan, and any rules or regulations with respect thereto; (f) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (g) to amend any Award Agreement or waive any provision, condition or limitation thereof; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to Eligible Individuals; (i) to take or refrain from taking such other actions as are described in the Plan as within the purview of the Committee; and (j) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and Section 162(m), to the extent applicable, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect. Any determinations and other actions of the Committee with respect to any of the matters referred to in this Section 4.4 or elsewhere in the Plan or in any Award Agreement need not be consistent, even among Eligible Individuals who are similarly situated and/or who have previously received similar or other Awards, except as may be specifically provided to the contrary in the Plan or in the applicable Award Agreement. The determinations and other actions of the Committee with respect to any of the matters referred to in this Section 4.4 or elsewhere in the Plan or in any Award Agreement shall, except as may be specifically provided to the contrary in the Plan or in the applicable Award Agreement, be made in the sole discretion of the Committee (subject to modification or rescission by the Board of Directors, if consistent with Rule 16b-3 and Section 162(m), to the extent applicable) and shall be final, binding and conclusive.

     4.5   Counsel, Consultants and Agents. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultants and any computation received from any such consultants or agents. Expenses incurred by the Committee in the engagement of any such counsel, consultants or agents shall be paid by the Company.

V.

ELIGIBILITY AND PARTICIPATION; CERTAIN AWARD TERMS

     5.1   Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof (and, with respect to Incentive Options, satisfy the requirements of Section 5.2) . Notwithstanding the preceding sentence, except as indicated by Section 1.409A -1(b)(5)(iii)(E) and except as may otherwise be provided in guidance issued by the IRS under Section 409A, a person shall not be awarded an Option, Performance Unit or Stock Appreciation Right pursuant to the Plan if the Subsidiary by which such person is employed (or to which such person provides services) would not be considered part of the same “single employer” as the Company under Sections 414(b) and 414(c) of the Code.

     5.2   Limitation for Incentive Options. Notwithstanding any provision contained in the Plan to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless the person is an Eligible Individual employed by the Company or any Subsidiary of the Company that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) at the time of the grant thereof, and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 424 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary of the Company that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) (a “Ten Percent Shareholder”). Nevertheless, clause (b) of the foregoing sentence of this Section 5.2 shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent (110%) of the Fair Market Value per share of Stock and the Incentive Option is not, by its terms, exercisable after the expiration of five (5) years from the Date of Grant.

     5.3   Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee may take into consideration the contribution the potential Holder has made or may make to the success of the Company or its Subsidiaries and such other considerations as the Committee may from time to time determine. The Committee shall also determine the number (or the method of determining the number) of shares of Stock, or amounts (or method of determining the amounts) of cash or other property or assets, subject to each of the Awards.

     5.4   Date of Grant. The date on which the Award covered by an Award Agreement is granted (the “Date of Grant”) shall be the date specified by the Committee as the effective date or date of grant of an Award. Except as otherwise determined by the Committee, in no event shall a Holder gain any rights with respect to an Award in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution or delivery of the Award Agreement by the Company and (if required in the Award Agreement) the Holder. The Committee may invalidate an Award at any time before the Award Agreement is executed by the Holder (if such execution is required) or is delivered to the Holder (if such execution is not required), and any such invalidated Award shall be treated as never having been granted.

     5.5   Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Company and, if required in the Award Agreement, by the Eligible Individual to whom the Award is granted, and that includes such terms, conditions and limitations that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently (provided, however, that the grant of certain rights in tandem with an Incentive Option may result in the Incentive Option being treated as a Nonstatutory Option).

     5.6   No Right to Award. The adoption of the Plan shall not be deemed to give any person a right to be granted an Award.

     5.7   Limitation on Individual Awards. No Eligible Individual shall, in one calendar year, be granted Awards (i) of Options or Stock Appreciation Rights (or both) to which more than two million (2,000,000) shares of Stock are subject or (ii) of Performance Units or Restricted Stock Awards (or both) to which more than two million (2,000,000) shares of Stock are subject, in each case without regard to any vesting limitations with respect to such grant.

     5.8   Payment of Taxes. The Committee may require a Holder to pay to the Company (or, if the Holder is an employee of a Subsidiary of the Company, to such Subsidiary), with respect to an Option or Stock Appreciation Right, at the time of the exercise of such Option or Stock Appreciation Right, and with respect to a Performance Unit or Restricted Stock Award, at such time or times as may be designated by the Committee at such time or times as may be designated by the Committee, the amount that the Committee deems necessary to satisfy the Company’s or such Subsidiary’s current or future obligation to withhold federal, state or local income or other taxes associated with the exercise, grant or payment with respect to the relevant Award. Upon the exercise of an Option or Stock Appreciation Right requiring tax withholding (or, with respect to a Stock Award prior to such time or times as such payment is due from the Holder to the Company or such Subsidiary), the Holder may (a) request that the Company withhold from the shares of Stock to be issued or transferred to the Holder, or the amount of cash to be paid to the Holder, the number of shares (based upon the shares’ Fair Market Value per share as of the day before the date of withholding) or the amount of cash necessary to satisfy the Company’s or such Subsidiary’s obligation to withhold taxes, the determination as to such obligation to be based on the shares’ Fair Market Value per share as of the day before the date of exercise (with respect to an Option or Stock Appreciation Right) or as of the date on which tax withholding is to be made (with respect to Performance Units or Restricted Stock Awards); (b) request that the Holder be allowed to deliver to the Company sufficient shares of Stock (based upon the shares’ Fair Market Value per share as of the day before the date of such delivery) to satisfy the Company’s or such Subsidiary’s tax withholding obligations; or (c) deliver sufficient cash to the Company to satisfy the Company’s or such Subsidiary’s tax withholding obligations. Holders who wish to proceed under clause (a) or (b) above must make their request to do so at such time and in such manner that the Committee prescribes from time to time, and such transaction shall be effected in accordance with such procedures as the Committee may establish from time to time. Notwithstanding the foregoing, however, the Committee may, at its sole option, deny any Holder’s request to proceed under clause (a) or (b) above or may impose any conditions it deems appropriate on such action, including the escrow of shares of Stock or cash. In the event the Committee subsequently determines that the cash amount or the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or tendered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Company, immediately upon the Committee’s request, the amount of that deficiency. The Company may also, if the Committee so elects, retain any cash and any certificates evidencing shares of Stock to which such Holder is entitled upon the exercise of the Option or Stock Appreciation Right or in connection with a Restricted Stock Award as security for the payment of any tax withholding obligation until satisfied, and the Company shall have all rights of a secured creditor under the Uniform Commercial Code with respect to the same. Each Holder acknowledges that the delivery to the Company of Stock acquired by such Holder upon exercise of an Incentive Option may constitute a disqualifying disposition of such Stock for purposes of the Code.

     5.9   Forfeiture and Restrictions on Transfer; Other Conditions. Without limitation of any other provisions of the Plan or any power of the Board of Directors or the Committee hereunder, any Award Agreement may contain or otherwise provide for, in addition to any terms, conditions or limitations required or permitted by other provisions of the Plan, such other terms, conditions or limitations as the Committee may deem advisable or proper from time to time provided any such additional term, condition or limitation is not inconsistent with the terms of the Plan, including (i) restrictions on the transferability of the Award; (ii) restrictions or the removal of restrictions upon the exercise of an Award; (iii) restrictions or the removal of restrictions on the retention or transfer of any shares of Stock acquired pursuant to an Award or otherwise; (iv) options and rights of first refusal in favor of the Company and one or more stockholders of the Company; (v) requirements that the Holder render substantial services to the Company or one or more of its Subsidiaries for a specified period of time; (vi) restrictions on disclosure and use of certain information regarding the Company or other Persons; (vii) restrictions on solicitation of employees and other Persons; (viii) restrictions on competition; and (ix) other terms, conditions or limitations; all of which as the Committee may deem proper or advisable from time to time.

VI.

TERMS AND CONDITIONS OF OPTIONS

     All Options granted under the Plan shall comply with, and the related Option Agreements shall be subject to, the terms, conditions and limitations set forth in this Article VI (to the extent each such term, condition or limitation applies to the form of Option and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Option) and also to the terms, conditions and limitations set forth in Article XI (to the extent each such term, condition or limitation applies to the form of Option and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Option); provided, however, that the Committee may authorize an Option Agreement that expressly contains or is subject to terms, conditions and limitations that differ from any of the terms, conditions and limitations of Article XI. The Committee may also authorize an Option Agreement that contains or is subject to any or all of the terms, conditions and limitations of Article X (to the extent each such term, condition or limitation applies to the form of Option and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Option) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article X (or any similar term, condition or limitation) shall apply to an Option Agreement unless the Option Agreement expressly states that such term, condition or limitation applies.

     6.1   Number of Shares; Type of Award. Each Option Agreement shall state the total number of shares of Stock to which it relates. Each Option Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Option Agreement shall cover both an Incentive Option and a Nonstatutory Option.

     6.2   Vesting. Each Award shall vest ratably over five (5) years commencing from the Date of Grant, unless the Option Agreement states (i) any time, periods or other conditions in or pursuant to which the right to exercise the Option or a portion thereof shall vest and (ii) the number (or method of determining the number) of shares of Stock with respect to each such vesting.

     6.3   Expiration. Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Option Agreement; provided that no Incentive Option shall be exercised after the expiration of a period of ten (10) years (or, with respect to a Ten Percent Shareholder, five (5) years) commencing on the Date of Grant of the Incentive Option.

     6.4   Exercise Price. Each Option Agreement shall state the exercise price per share of Stock (the “Exercise Price”), which shall not be less than the greatest of (a) the par value per share of the Stock, (b) one hundred percent (100%) of the Fair Market Value per share of the Stock on the Date of Grant of the Option, or (c) in the case of an Incentive Option granted to a Ten Percent Shareholder, one hundred ten percent (110%) of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

     6.5   Method of Exercise. Each Option shall be exercisable only by notice of exercise (the “Exercise Notice”) in the manner (including the time period) specified by the Committee from time to time (which need not comply with Section 13.14 if expressly so provided by the Committee) to the Secretary of the Company at the chief executive office of the Company (or to such other person and location as may be designated from time to time by the Committee) during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed or otherwise given by the Holder of the Option or by another Person authorized to exercise the Option pursuant to Section 11.6 or 11.7 (to the extent that each is applicable to the Option) or pursuant to the relevant Option Agreement, (c) be accompanied by the aggregate Exercise Price for all shares of Stock for which the Option is exercised in accordance with Section 6.7, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition under the Plan or the relevant Option Agreement or as may be reasonably imposed by the Committee. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Section 6.5 have been satisfied.

     6.6   Incentive Option Exercises and Disqualifying Dispositions. Except as provided in Paragraph 11.6(b) or Section 11.7 (to the extent that each is applicable to the Option), during the Holder’s lifetime, only the Holder may exercise an Incentive Option. The Holder of an Incentive Option shall immediately notify the Company in writing of any disposition of any Stock acquired pursuant to the Incentive Option that would disqualify the Incentive Option from being treated as an incentive stock option under Section 422 of the Code (including any disposition of Stock upon exercise of an Award requiring exercise, or in connection with the payment of taxes with respect to an Award, if the same would constitute such a disqualifying disposition). The notice shall state the number of shares disposed of, the dates of acquisition and disposition of the shares, and the consideration received in connection with each disposition.

     6.7   Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash, by cashier’s check, by wire transfer or by other means as may be acceptable to the Committee from time to time, (b) with the Committee’s prior consent (which consent, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant), and to the extent permitted by applicable law, with shares of Stock that would otherwise be issued or transferred to the Holder upon the exercise of the Option or with shares of Stock already owned by the Holder (but in all events excluding any shares that are to be or were issued or transferred pursuant to a Restricted Stock Award with respect to which the restrictions have not yet expired or been removed or that otherwise are or will be subject to restrictions on transferability or a substantial risk of forfeiture) and having an aggregate Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, and pursuant to such procedures (including constructive delivery of such shares of Stock) as the Committee may establish from time to time for such purpose, (c) with the Committee’s prior consent (which consent, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant), and to the extent permitted by applicable law, in such other forms, under such other terms, and by such other means (including those specified in Section 6.8) as may be acceptable to the Committee from time to time, and pursuant to such procedures as the Committee may establish from time to time for such purpose, or (d) with the Committee’s prior consent (which consent, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant), by any combination of clauses (a), (b) and (c). Unless otherwise provided in the relevant Option Agreement, any portion of the Exercise Price that is paid with shares of Stock that the Holder acquired from the Company, directly or indirectly, shall be paid only with shares of Stock that the Holder has owned for more than six (6) months (or such longer or shorter period of time, if any, as may be required to avoid payment with such shares resulting in a charge to earnings for financial accounting purposes). If the Committee elects to accept shares of Stock in payment of all or any portion of the aggregate Exercise Price, then (for purposes of payment of the aggregate Exercise Price) unless otherwise provided in the relevant Option Agreement those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the day before the date of the delivery of the Exercise Notice. Each Holder acknowledges that the delivery to the Company of Stock acquired by such Holder upon exercise of an Incentive Option may constitute a disqualifying disposition of such Stock for purposes of the Code.

     6.8   Payment with Sale Proceeds. The Committee may (but shall not be required to) approve from time to time (which approval, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant) arrangements with a brokerage firm (provided that such arrangements comply with applicable law, including Regulation T of the Board of Governors of the Federal Reserve System), under which that brokerage firm, on behalf of the Holder, shall pay to the Company the aggregate Exercise Price of the Option being exercised (either as a loan to the Holder or from the proceeds of the sale of Stock issued or transferred pursuant to that exercise of the Option), and the Company shall cause the shares with respect to which the Option was so exercised to be delivered to the brokerage firm. Such transactions shall be effected in accordance with such procedures (which may include payment of the exercise price by, or delivery of Stock to, such brokerage firm) as the Committee may establish from time to time.

     6.9   Reload Provisions. The Committee may cause one or more Option Agreements to contain provisions pursuant to which a Holder who pays all or a portion of the Exercise Price of an Option, or the tax required to be withheld pursuant to the exercise of an Option, by surrendering (or having withheld) shares of Stock shall automatically be granted an Option for the purchase of the number of shares of Stock equal to the number of shares so surrendered (or withheld) (a “Reload Option”). With respect to an Incentive Option, no Holder shall be entitled to a Reload Option unless the Holder’s Option Agreement, as of the Date of Grant, provides for the Reload Option. The Date of Grant of the Reload Option shall be the date on which the Holder surrenders (or the Company withholds) the shares of Stock in respect of which the Reload Option is granted. The Reload Option shall have an Exercise Price equal to the Fair Market Value per share of Stock on the Date of Grant of the Reload Option and shall have a term that is no longer than the remaining term of the underlying Option. If a Reload Option relates to shares surrendered or withheld in connection with the exercise of an Incentive Option, then for purposes of the Plan such Reload Option shall be considered an Incentive Option provided that such Reload Option otherwise satisfies the requirements for an incentive stock option under Section 422 of the Code; otherwise, a Reload Option shall be treated as a Nonstatutory Option for purposes of the Plan. Option Agreements containing provisions for Reload Options may contain such terms, conditions and limitations with respect to such Reload Options as the Committee may determine (which may include vesting provisions, limitations on the number of shares subject to Reload Options or the number of times Reload Options shall be granted, or prohibitions on the grant of Reload Options with respect to Options exercised following acceleration of vesting or following or in anticipation of a Change in Control). Separate Option Agreements may from time to time be granted by the Company to existing Holders of Nonstatutory Options or Incentive Options to provide the same benefit to such Holders as the Reload Options described in the foregoing provisions of this Section 6.9, but any such stand alone Options shall not be deemed to be Reload Options for purposes of the Plan.

     6.10   Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. With respect to any Incentive Option granted under the Plan, the aggregate Fair Market Value of shares of Stock subject to an incentive stock option that first becomes exercisable by a Holder in any calendar year (under all plans of the Company, its Subsidiaries that are subsidiary corporations, or are treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) or any predecessor corporation) may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted, and the limitation shall be applied by taking into account Incentive Options in the order in which they were granted. For purposes of this Section 6.10, “predecessor corporation” means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that section had been effected) with the Company, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a related corporation of the Company, or (c) a predecessor corporation of any such corporations. Failure to comply with this Section 6.10 (including any such failure resulting from accelerated vesting of an Incentive Option) shall not impair the enforceability or exercisability of any Incentive Option, but shall cause the Incentive Option to be treated as a Nonstatutory Option for federal tax purposes to the extent that it exceeds the $100,000 limitation described in this Section 6.10.

     6.11   No Fractional Shares. The Company shall not in any case be required to sell, issue, transfer or deliver any fractional shares with respect to any Option. In lieu of the issuance or transfer of any fractional share of Stock, the Company shall pay to the Holder an amount in cash equal to the same fraction (as the fractional share) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

     6.12   Other Provisions Regarding Incentive Options. With respect to any Option that is designated in the governing Option Agreement as an Incentive Option, (i) if any of the terms, conditions or limitations of the Plan or the relevant Option Agreement conflict with the requirements of Sections 421, 422 and 424 of the Code, as applicable, then those conflicting terms, conditions and limitations shall be deemed inoperative to the extent they so conflict with such requirements, and (ii) if the Plan or such Option Agreement does not contain any provision required to be included herein or therein under Sections 421, 422 and 424 of the Code, as applicable, that provision shall be deemed to be incorporated herein or therein with the same force and effect as if that provision had been set out at length herein or therein, in each case unless the Committee determines to treat such Option (in whole or in part) as a Nonstatutory Option. Notwithstanding the foregoing, however, (i) to the extent that any Option that was intended to qualify as an Incentive Option nevertheless cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan, and (ii) in no event shall this Section 6.12 operate to overcome the terms under which such Option vests (including any accelerated vesting, to the extent applicable).

VII.

PERFORMANCE UNITS

     All Performance Units granted under the Plan shall comply with, and the related Award Agreements shall be subject to, the terms, conditions and limitations set forth in this Article VII (to the extent each such term, condition or limitation applies to the form of Performance Unit and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Performance Unit) and also to the terms, conditions and limitations set forth in Article XI (to the extent each such term, condition or limitation applies to the form of Performance Unit and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Performance Unit); provided, however, that the Committee may authorize an Award Agreement governing a Performance Unit that expressly contains or is subject to terms, conditions and limitations that differ from the terms, conditions and limitations set forth in Article XI. The Committee may also authorize an Award Agreement governing a Performance Unit that contains or is subject to any or all of the terms, conditions and limitations of Article X (to the extent each such term, condition or limitation applies to the form of Performance Unit and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Performance Unit) or similar terms, conditions and limitations; nevertheless, no term or provision of Article X (or any similar term, condition or limitation) shall apply to an Award Agreement governing a Performance Unit unless such Award Agreement expressly states that such term, condition or limitation applies.

     7.1   Number of Units. Each Award Agreement governing a Performance Unit shall state the total number of Performance Units to be awarded under that Award Agreement.

     7.2   Performance Period; Vesting. Each Award Agreement governing a Performance Unit shall state (i) the beginning and ending dates of the relevant Performance Period(s), (ii) any time, periods or other conditions in or pursuant to which the right to receive the Performance Unit or a portion thereof shall vest and (iii) the number of Performance Units (or portions thereof) with respect to each such vesting.

     7.3   Multiple Grants. The Committee may make grants of Performance Units in such a manner that two or more Performance Periods (which need not be the same period or of the same duration) are in progress simultaneously. At or before the beginning of each Performance Period, the Committee shall establish the contingent value of each Performance Unit for that Performance Period, which may vary depending on the degree to which performance objectives established by the Committee are met

     7.4   Performance Standards. At or before the beginning of each Performance Period, the Committee shall (i) establish for that Performance Period such specific performance objectives as the Committee believes are relevant to the Company’s overall business objectives, (ii) determine the minimum and maximum value of a

Performance Unit (which may be equal to the Fair Market Value per share of Stock as of a specified date) and the value of a Performance Unit based on the degree to which performance objectives are achieved, exceeded or not achieved, (iii) determine a minimum performance level below which Performance Units will be assigned a value of zero, and a maximum performance level above which the value of Performance Units will not increase, and (iv) notify each Holder of a Performance Unit for that Performance Period in writing of the established performance objectives and minimum, target, and maximum Performance Unit value for that Performance Period.

     7.5   Modification of Standards. If the Committee determines that the established performance measures or objectives are no longer suitable to the Company’s objectives because of a change in the Company’s business, operations, corporate structure, capital structure, or other conditions the Committee deems to be material, the Committee may modify the performance measures and objectives as it considers appropriate and equitable, provided that, with respect to any award of a Performance Unit to a Holder who is a “covered employee” as defined in Section 162(m), this Section 7.5 shall not be interpreted to authorize the adjustment of performance measures or objectives in a manner proscribed by Treas. Reg. §1.162 -27(e)(2)(iii) or any successor provision.

     7.6   Payment for Units. The basis for payment of Performance Units for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period (subject to modification pursuant to Section 7.5) . If minimum performance is not achieved or exceeded for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit shall be based on the degree (as determined by the Committee) to which actual performance exceeded the pre-established (or modified) minimum performance standards. Unless otherwise provided in the relevant Award Agreement, the amount of payment shall be determined by multiplying the number of Performance Units granted at the beginning of the Performance Period that have vested by the final Performance Unit value. Payments shall be made in whole shares of Stock valued at Fair Market Value on the last day of the applicable Performance Period or, if so determined by the Committee, solely in cash or a combination of cash and Stock. If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash. In the event that shares of Stock that are subject to substantial risk of forfeiture are awarded in satisfaction of Performance Units, such shares may be registered in the name of the Holder and deposited, together with a stock power endorsed in blank, with the Company. Except as may be otherwise provided in the relevant Award Agreement, any payments with respect to Performance Units may be made in a lump sum or in installments, as the Committee may determine, and any lump sum payments shall be made as soon as practicable following the end of the relevant Performance Period(s).

     7.7   Compliance with Section 409A. Each Performance Unit shall comply with the requirements of subsection (a) of Section 409A, if applicable, and be operated in accordance with such requirements.

VIII.

STOCK APPRECIATION RIGHTS

     All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be subject to, the terms, conditions and limitations set forth in this Article VIII (to the extent each such term, condition or limitation applies to the form of Stock Appreciation Right and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Stock Appreciation Right) and also to the terms, conditions or limitations set forth in Article XI (to the extent each such term, condition or limitation applies to the form of Stock Appreciation Right and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Stock Appreciation Right); provided, however, that the Committee may authorize an Award Agreement governing a Stock Appreciation Right that expressly contains or is subject to terms, conditions and limitations that differ from any of the terms, conditions and limitations set forth in Article XI. The Committee may also authorize an Award Agreement governing a Stock Appreciation Right that contains or is subject to any or all of the terms, conditions and limitations of Article X (to the extent each such term, condition or limitation applies to the form of Stock Appreciation Right and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Stock Appreciation Right) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article X (or any similar term, condition or limitation) shall apply to an Award Agreement governing a Stock Appreciation Right unless such Award Agreement expressly states that such term, condition or limitation applies.

     8.1   Type of Award. A Stock Appreciation Right may be granted to an Eligible Individual (a) in connection with an Option, either at the time of grant or at any time during the term of the Option (a “Linked Stock Appreciation Right”), or (b) without relation to an Option (a “Non-Linked Stock Appreciation Right”). Each Award Agreement relating to a Stock Appreciation Right shall identify the Stock Appreciation Rights evidenced thereby as Linked Stock Appreciation Rights or Non-Linked Stock Appreciation Rights, as the case may be, and no Award Agreement with respect to Stock Appreciation Rights shall cover both Linked Stock Appreciation Rights and Non-Linked Stock Appreciation Rights.

     8.2   Linked Stock Appreciation Rights. A Linked Stock Appreciation Right shall entitle the Holder, upon exercise, to surrender the related Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Paragraph 8.2(b) . That Option shall then cease to be exercisable to the extent surrendered. No Linked Stock Appreciation Right shall be issued if the Committee determines that such issuance may cause the Linked Stock Appreciation Right, the related Option, or both to constitute or to include a deferral of compensation subject to Section 409A. A Linked Stock Appreciation Right shall relate to the same number of shares of Stock as the Option to which it relates, and shall be subject to the terms of the Option Agreement for the related Option, but shall also be subject to the following additional provisions. A Linked Stock Appreciation Right shall be exercisable only at such time or times and only to the extent that the related Option is exercisable (provided, however, that a Linked Stock Appreciation Right shall be exercisable only if and to the extent that the Fair Market Value per share of Stock that is subject to the related Option exceeds the Exercise Price for such Option) and shall not be transferable except to the extent that the related Option is transferable. Without limitation of the foregoing, to the extent that the related Option terminates, expires or has been exercised, the Linked Stock Appreciation Right shall terminate.

     (b)   Value of Right. Upon the exercise of a Linked Stock Appreciation Right, the Holder shall be entitled to receive payment from the Company of an amount determined by multiplying:

(1)	The difference obtained by subtracting the Exercise Price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Linked Stock Appreciation Right, by

(2)	The number of shares as to which that Linked Stock Appreciation Right has been exercised.

     8.3   Non-Linked Stock Appreciation Rights. A Non-Linked Stock Appreciation Right shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Non-Linked Stock Appreciation Right, which Award Agreement shall comply with the following provisions:

          (a) Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which the Non-Linked Stock Appreciation Right relates.

          (b) Vesting. Each Award shall vest ratably over five (5) years commencing from the Date of Grant, unless the Award Agreement states (i) any time, periods or other conditions in or pursuant to which the right to exercise the Non-Linked Stock Appreciation Right or a portion thereof shall vest and (ii) the number (or method of determining the number) of shares of Stock with respect to each such vesting.

          (c) Expiration. Each Award Agreement shall state the date at which the Non-Linked Stock Appreciation Right shall expire to the extent not previously exercised.

          (d) SAR Exercise Price; Value of Right. Each Award Agreement shall state the SAR Exercise Price, which SAR Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Stock on the Date of Grant of the Non-Linked Stock Appreciation Right. A Non-Linked Stock Appreciation Right shall entitle the Holder, upon exercise of the Non-Linked Stock Appreciation Right, to receive payment of an amount determined by multiplying:

(1	the difference obtained by subtracting the SAR Exercise Price from the Fair Market Value of a share of Stock on the date of exercise of the Non-Linked Stock Appreciation Right, by

(2)	the number of vested rights as to which the Non-Linked Stock Appreciation Right has been exercised.

     8.4   Method of Exercise. Each Stock Appreciation Right shall be exercisable only by notice of exercise (the “Exercise Notice”) in the manner specified by the Committee from time to time (which need not comply with Section 13.14 if expressly so provided by the Committee) to the officer of the Company then designated as its Secretary at the principal executive offices of the Company (or to such other person and location as may be designated from time to time by the Committee) during the term of the Stock Appreciation Right, which notice shall (a) state the number of shares of Stock with respect to which the Stock Appreciation Right is being exercised, (b) be signed or otherwise given by the Holder of the Stock Appreciation Right or by another person authorized to exercise the Stock Appreciation Right pursuant to the Plan or the relevant Award Agreement, and (c) include such other information, instruments and documents as may be required to satisfy any other condition under the Plan or the relevant Award Agreement. The Stock Appreciation Right shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Section 8.4 have been satisfied.

     8.5   Limitations on Rights. Notwithstanding Paragraph 8.2(b) and Paragraph 8.3(d), the Committee may limit the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be set forth in the Award Agreement governing the Holder’s Stock Appreciation Right.

     8.6   Payment of Rights. Payment of the amount determined under Paragraph 8.2(b) or Paragraph 8.3(d) and Section 8.5 may be made solely in whole shares of Stock valued at the Fair Market Value per share of Stock on the date of exercise of the Stock Appreciation Right or, if so determined by the Committee, solely in cash or a combination of cash and Stock. If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash (subject to the proviso in the preceding sentence).

IX.

RESTRICTED STOCK AWARDS

     All Restricted Stock Awards granted under the Plan shall comply with, and the related Award Agreements shall be subject to, the terms, conditions and limitations set forth in this Article IX (to the extent each such term, condition or limitation applies to the form of Restricted Stock Award and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Restricted Stock Award) and also to the terms, conditions and limitations set forth in Article XI (to the extent applicable to the form of Restricted Stock Award and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Restricted Stock Award); provided, however, that the Committee may authorize an Award Agreement governing a Restricted Stock Award that expressly contains or is subject to terms, conditions and limitations that differ from the terms, conditions and limitations set forth in Article XI. The Committee may also authorize an Award Agreement governing a Restricted Stock Award that contains or is subject to any or all of the terms, conditions and limitations of Article X (to the extent applicable to the form of Restricted Stock Award and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Restricted Stock Award) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article X (or any similar term, condition or limitation) shall apply to an Award Agreement governing a Restricted Stock Award unless the Award Agreement expressly states that such term, condition or limitation applies.

     9.1   Number of Shares; Type of Award. Each Award Agreement governing a Restricted Stock Award shall state the total number of shares of Stock to which it relates.

     9.2   Restrictions Applicable to Restricted Stock Awards. Unless otherwise provided in the relevant Award Agreement, all shares of Stock granted or sold pursuant to Restricted Stock Awards made under the Plan shall be subject to the following terms, conditions and limitations:

          (a) Transferability. The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

          (b) Legend. Each certificate representing such shares shall bear a legend making appropriate reference to the restrictions imposed, including restrictions imposed by the Securities Act. The text of each legend shall be determined by the Company.

          (c) Possession. The Committee may (i) authorize issuance of a certificate for shares associated with a Restricted Stock Award only upon removal or expiration of the applicable restrictions, (ii) require the Company to retain physical custody of certificates representing shares issued or transferred pursuant to Restricted Stock Awards during the restriction period and require the Holder of the Award to execute stock powers in blank for those certificates and deliver those stock powers to the Company, (iii) require the Holder to enter into an escrow agreement providing that the certificates representing shares issued or transferred pursuant to Restricted Stock Awards shall remain in the physical custody of an escrow holder until all restrictions are removed or expire, or (iv) take such other steps as the Committee may determine in order to enforce such restrictions.

          (d) Expiration or Removal of Restrictions. The restrictions imposed pursuant to this Section 9.2 on Restricted Stock Awards shall expire as determined by the Committee and set forth in the applicable Award Agreement. Expiration of the restrictions may be based on or conditioned on the passage of time, continuing employment or service as an employee or officer, achievement of performance objectives, or other events, occurrences or conditions determined by the Committee. Each Restricted Stock Award may have different restrictions, including a different restriction period, as determined by the Committee. The Committee may remove any restriction or reduce any restriction period applicable to a particular Restricted Stock Award. Upon the expiration or removal of all restrictions, the Company shall deliver to the Holder of the Restricted Stock Award, as soon as practicable following the request of such Holder, a certificate representing the number of shares for which such restrictions have expired or been removed, free of any restrictive legend relating to the expired or removed restrictions.

          (e) Rights as Stockholder. Subject to the provisions of this Section 9.2, the Committee may determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including any right to vote the related shares or to receive dividends and other distributions paid or made with respect thereto.

          (f) Other Conditions. The Committee may impose such other terms, conditions or limitations on any shares granted or sold pursuant to Restricted Stock Awards made under the Plan as it may deem advisable, including (i) restrictions under the Securities Act or Exchange Act, (ii) restrictions relating to the requirements of any securities exchange or quotation system upon which the shares or shares of the same class are listed or traded, and (iii) restrictions relating to any state or foreign securities law applicable to the shares.

     9.3    Purchase and Payment. If any shares of Stock are to be sold rather than granted pursuant to Restricted Stock Awards made under the Plan, then the relevant Award Agreement shall set forth the price to be paid for such shares and the method of payment.

     9.4    Compliance with Section 409A. Each Restricted Stock Award shall comply with the requirements of subsection (a) of Section 409A, if applicable, and be operated in accordance with such requirements.

X.

CHANGE IN CONTROL PROVISIONS

     The Committee may authorize an Award that contains or is subject to any or all of the terms, conditions and limitations of this Article X or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of this Article X (or any similar term, condition or limitation) shall apply to an Award unless the related Award Agreement expressly states that such term, condition or limitation applies.

     10.1   Changes in Control. Immediately prior to the occurrence of a Change in Control (or at such other time prior to a Change in Control or proposed Change in Control as may be determined by the Committee), (a) all outstanding Options and Stock Appreciation Rights shall immediately become fully vested and exercisable in full, including that portion of any Options or Stock Appreciation Rights that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable; and (b) the expiration of the restrictions applicable to all outstanding Restricted Stock Awards shall immediately be accelerated so that the Stock subject to those Awards shall be owned by the Holders thereof without transfer restrictions or risks of forfeiture. Nothing in this Section 10.1 shall impose on any Holder any obligation to exercise any Award immediately before or upon any Change in Control, nor shall any Holder forfeit the right to exercise any Award during the remainder of the original term of the Award because of a Change in Control, except as provided under Article XI (if applicable), under other provisions governing termination or expiration of the applicable Award, or as provided in the following sentence. Notwithstanding the foregoing, the Committee may, by notice to any or all Holders, provide that all or any portion of any outstanding Option or Stock Appreciation Right (whether vested prior to the Change in Control or subject to accelerated vesting due to the Change in Control) that is not exercised within a specified time period (as determined by the Committee) ending on or before the Change in Control shall terminate upon the Change in Control (or at such later time as may be determined by the Committee) and in such event such unexercised Options or Stock Appreciation Rights shall terminate upon the Change in Control, notwithstanding any provisions of this Plan that would allow for a later exercise, including Article XI if applicable.

XI.
ADDITIONAL PROVISIONS

     The terms, conditions and limitations of this Article XI shall apply to each Award (unless, pursuant to the relevant Award Agreement, such term, condition or limitation is inapplicable or is altered); provided, however, that the Committee may authorize an Award Agreement that expressly contains terms, conditions and limitations that differ from the terms, conditions and limitations set forth in this Article XI.

     11.1    Adjustment of Awards and Authorized Stock. The terms of an Award and the Stock authorized for issuance or transfer under the Plan shall be subject to adjustment from time to time in accordance with the following provisions:In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property or assets), reclassification, consolidation,

Stock split, reverse Stock split, recapitalization, reorganization, merger, plan of exchange, split-up, spin off, combination, repurchase, issuance or transfer of securities or other similar transaction or event affects the shares of Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits made or intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, (i) adjust any or all of (w) the number and type of shares of Stock (or other securities, property or assets) which thereafter may be made the subject of Awards, (x) the number and type of shares of Stock (or other securities, property or assets) subject to outstanding Awards, (y) the number and type of shares of Stock (or other securities, property or assets) specified as the Maximum Shares, Available Shares, any limitation per Eligible Individual (pursuant to Section 5.7 or otherwise) or other restriction, and (z) the grant, purchase or exercise price of, or amount payable with respect to, any Award; or (ii) if deemed appropriate by the Committee, provide for a cash payment to the Holder of an outstanding Award. Notwithstanding the foregoing, however, with respect to any Awards of Incentive Options, no such adjustment shall be authorized except to the extent that such adjustment complies with the rules of Section 424(a) of the Code, and in no event shall any such adjustment be made that would render any Incentive Option granted hereunder other than an “incentive stock option” for purposes of Section 422 of the Code (unless the Committee determines to treat such Option as a Nonstatutory Option). In addition, notwithstanding the foregoing, with respect to any Option or Stock Appreciation Right, no adjustment shall be made that would cause such Option or Stock Appreciation Right to constitute a deferral of compensation subject to the requirements of Section 409A.

          (b) Whenever outstanding Awards are required to be adjusted as provided in this Section 11.1, the Committee shall promptly prepare and provide to each Holder a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, property or assets purchasable subject to each Award after giving effect to the adjustments.

          (c) Adjustments under Paragraph 11.1(a) shall be made by the Committee. No fractional interests shall be issued or transferred under the Plan on account of any such adjustments.

          (d) The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock or other securities ahead of or affecting the Company’s common stock or the rights thereof, or the dissolution or liquidation of the Company or any sale, exchange or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a character similar to that described in Paragraph 11.1(a) or this Paragraph 11.1(d) or otherwise. Except as may be expressly provided in this Section 11.1, the Company’s issuance or transfer of securities of any class, for money, services, other property or assets, or otherwise, upon direct sales, upon the exercise of rights or warrants to subscribe therefor, upon conversion of shares or obligations of the Company convertible into shares, or otherwise, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, price or other attributes of Stock subject to the Plan or to Awards granted hereunder.

     11.2   Termination of Employment Other than for Death, Disability or Normal Retirement. Subject to Section 11.20, if a Holder’s employment is terminated for any reason other than that Holder’s death, Disability or Normal Retirement, then the following provisions shall apply to all Awards held by that Holder:

          (a) If such termination was by the Company or a Subsidiary, as applicable, as a result of a Covered Event, then the following provisions shall apply to all Awards held by that Holder:

(1)	That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that have not been exercised as of the time of the termination of employment shall be null and void as of the time of the termination of employment; and

(2)	That portion, if any, of any Restricted Stock Awards held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall be forfeited as of the time of the termination of employment; and

          (b) If such termination was (i) by the Company or a Subsidiary, as applicable, but not as a result of a Covered Event or (ii) by the Holder, then the following provisions shall apply to all Awards held by that Holder:

(1)	That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are not yet exercisable (by acceleration or otherwise) as of the time of the termination of employment shall be null and void as of the time of the termination of employment;

(2)	That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are exercisable (by acceleration or otherwise) but have not been exercised as of the time of the termination of employment shall be exercisable by that Holder until the earlier of:

(A)	the termination of the Option or Stock Appreciation Right; or

(B)	(i) three (3) months after the date of the termination of employment in the case of termination by the Company or a Subsidiary but not as a result of a Covered Event; and (ii) thirty (30) days after the date of the termination of employment in the case of termination by the Holder; provided, however, that if the termination was by the Company but not as a result of a Covered Event and the Holder dies within the three (3) month period described in clause (i) of this subparagraph or if the termination was by the Holder and the Holder dies with the thirty (30) day period described in clause (ii) of this subparagraph, then such three (3) month period or such thirty (30) day period, as applicable, shall automatically be extended to one (1) year after the date of the termination of employment;

(and any portion of any Option or Stock Appreciation Right not exercised prior to the expiration of the relevant period shall be null and void);

(3)	That portion, if any, of any Performance Units held by that Holder that have not been fully earned (by acceleration or otherwise) at the time of the termination of employment shall be forfeited as of the time of termination of employment; and

(4)	That portion, if any, of any Restricted Stock Awards held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall be forfeited as of the time of the termination of employment.

     11.3   Termination of Employment for Death or Disability. Subject to Sections 11.20, if a Holder’s employment is terminated by reason of the death or Disability of such Holder, then the following provisions shall apply to all Awards held by that Holder: That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are not yet exercisable (by acceleration or otherwise) as of the time of the termination of employment shall be null and void as of the time of the termination of employment;

          (b) That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are exercisable (by acceleration or otherwise) but have not been exercised as of the time of the termination of employment shall be exercisable by that Holder or that Holder’s Designated Beneficiary, guardian, legal representatives, legatees or distributees until the earlier of:

(1)	the termination of the Option or Stock Appreciation Right; or

(2)	one (1) year after the date of the termination of employment;

(and any portion of any Option or Stock Appreciation Right not exercised prior to expiration of the relevant period shall be null and void);

          (c) That portion, if any, of any Performance Units held by that Holder that have not been fully earned (by acceleration or otherwise) at the time of the termination of employment shall be forfeited as of the time of termination of employment, unless the Committee, taking into consideration the performance of such Holder and the performance of the Company over the relevant Performance Period (or, in the discretion of the Committee, that portion of the relevant Performance Period which has been completed at the time of the termination of employment), specifically authorizes the payment to such Holder (or such Holder’s Designated Beneficiary, guardian, legal representatives, legatees, heirs or distributees) of all or portion of the amount which would have been paid to such Holder had such Holder continued as an employee through the end of the Performance Period (any such payment to be made in such a time and manner as would have occurred if the Holder’s employment had not terminated before the expiration of the Performance Period, unless otherwise determined by the Committee);

          (d) That portion, if any, of any Restricted Stock Awards held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall be forfeited as of the time of the termination of employment; provided, however, that, (i) subject to clause (ii) below, upon the time of the termination of employment, such restrictions shall be deemed removed with respect to such number of shares of Stock subject to each such Restricted Stock Award as is equal to the product of (x) a fraction, the numerator of which is the number of completed months elapsed from the Date of Grant through the time of the termination of employment and the denominator of which is the number of months in the original restriction period for the relevant Restricted Stock Award and (y) the number of shares of Stock subject to the relevant Restricted Stock Award; and (ii) clause (i) above shall not apply if such restrictions, pursuant to the relevant Award Agreement, were to expire on a monthly or daily basis.

          (e) If a Holder’s employment is terminated due to a physical or mental impairment or condition of any degree of severity or permanence, but the Committee does not inform the Holder in writing that the Holder’s employment is terminated due to “Disability” for the purposes of this Section, such Holder’s employment is not terminated due to “Disability” for the purposes of this Section.

     11.4   Termination of Employment for Normal Retirement. Subject to Section 11.20, if a Holder’s employment is terminated by reason of the Holder’s Normal Retirement, then the following provisions shall apply to all Awards held by that Holder:

          (a) That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are not yet exercisable (by acceleration or otherwise) as of the time of the termination of employment shall be null and void as of the time of the termination of employment;

          (b) That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are exercisable (by acceleration or otherwise) but have not been exercised as of the time of the termination of employment shall be exercisable by that Holder until the earlier of:

(1)	the termination of the term of the Option or Stock Appreciation Right; or

(2)	three (3) months after the date of the termination of employment; provided, however, that if that Holder dies within such three (3) month period, then such three (3) month period shall automatically be extended to one (1) year after the date of the termination of employment;

(and any portion of any Option or Stock Appreciation Right not exercised prior to the expiration of the relevant period shall be null and void);

          (c) That portion, if any, of any Performance Units held by that Holder that have not been fully earned (by acceleration or otherwise) at the time of the termination of employment shall be forfeited as of the time of termination of employment, unless the Committee, taking into consideration the performance of such Holder and the performance of the Company over the relevant Performance Period (or, in the discretion of the Committee, that portion of the Performance Period which has been completed at the time of the termination of employment), specifically authorizes the payment to such Holder of all or portion of the amount which would have been paid to such Holder had such Holder continued as an employee through the end of the Performance Period (any such payment to be made in such a time and manner as would have occurred if the Holder’s employment had not terminated before the expiration of the Performance Period, unless otherwise determined by the Committee); and

          (d) That portion, if any, of any Restricted Stock Awards held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall continue until they expire or are removed; provided, however, that any restrictions that require forfeiture of the Restricted Stock Award solely based on termination of employment shall be deemed removed as of the time of the termination of employment.

     11.5   Cause of Termination; Employment Relationship.For purposes of this Article XI, the Committee shall have the authority to determine whether any Eligible Individual’s employment with the Company or any Subsidiary, as applicable, terminated as a result of death, Disability, Normal Retirement, a Covered Event, or any other cause or reason. For purposes of Incentive Options, an employment relationship shall be deemed to exist between a Holder and the Company or a Subsidiary that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) while the Holder is on military leave, sick leave or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Holder’s right to re-employment with the Company or Subsidiary that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) is guaranteed either by statute or by contract. Where the period of leave exceeds ninety (90) days and where the Holder’s right to re-employment is not guaranteed by statute or by contract, termination of employment shall be deemed to have occurred on the ninety-first (91st) day of such leave.

     11.6   Exercise Following Death or Disability.

          (a) All Options or Stock Appreciation Rights that remain subject to exercise following the death of the Holder may be exercised by the Holder’s beneficiary as designated by the Holder on such forms and in accordance with such procedures as may be required or authorized by the Committee from time to time (a “Designated Beneficiary”) or, in the absence of an authorized designation, by the legatee or legatees of such Options or Stock Appreciation Rights under the Holder’s last will, or by such Holder’s legal representatives, heirs or distributees. If an Option or Stock Appreciation Right shall be exercised by any Person referenced above (other than a Designated Beneficiary), notice of exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such Person to exercise such Option or Stock Appreciation Right.

          (b) All Options or Stock Appreciation Rights that remain subject to exercise following the Disability of the Holder may be exercised by the Holder or by the Holder’s guardian or legal representative that meets the requirements of Section 11.7 on such forms and in accordance with such procedures as may be required or authorized by the Committee from time to time (which may include proof of the status of such guardian or legal representative).

     11.7   Transferability of Awards. No Option, Performance Unit, Restricted Stock Award or Stock Appreciation Right shall be transferable or subject to pledge, encumbrance or any other disposition in any manner, whether by operation of law or otherwise, other than (to the extent such a transfer is not prohibited by Paragraph 9.2(a) or other provisions of this Plan or the relevant Award Agreement) by (i) will or the laws of descent and distribution or (ii) with respect to all Awards other than Incentive Options (and with the approval of the Committee), by a domestic relations order. Any Award requiring exercise shall be exercisable during a Holder’s lifetime only by that Holder or by that Holder’s guardian or legal representative; provided, however, that, under applicable state law, the guardian or legal representative is a mere custodian of the Holder’s property or assets, standing in a fiduciary relationship to the Holder and subject to court supervision. Notwithstanding anything in this Section 11.7 to the contrary, however, the Committee may determine to grant a Nonstatutory Option that is transferable by a Holder (but not by a Holder’s transferee) to any member of the Holder’s immediate family, to a trust established for the exclusive benefit of one or members of the Holder’s immediate family, to a partnership or other entity of which the only partners or interest holders are members of the Holder’s immediate family, and to a charitable organization, or to any of the foregoing; provided, however, that (i) the Holder receives no consideration for the transfer, (ii) the Holder gives the Committee at least fifteen (15) days prior written notice of any proposed transfer, and (iii) the Holder and transferee shall comply with such other requirements as the Committee may require from time to time to assure compliance with applicable laws, including federal, state and foreign securities laws. Following any transfer permitted by the preceding sentence, a transferred Nonstatutory Option shall continue to be subject to the same terms, conditions and limitations that were applicable immediately prior to its transfer and shall be exercisable by the transferee only to the extent and for the periods that it would have been exercisable by the Holder. The Committee may amend an outstanding Nonstatutory Option to provide that the Nonstatutory Option shall be transferable in the manner described in the two immediately preceding sentences. As used in this Section 11.7, the term “immediate family” shall mean any child, step-child, grandchild, parent, step-parent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include relationships arising from legal adoption. A beneficiary designation authorized pursuant to any provision of the Plan or relevant Award Agreement shall not be deemed a transfer or encumbrance for purposes of this Section 11.7.

     11.8   Delivery of Certificates of Stock. Subject to Section 11.9 and upon receipt by the Company of any tax withholding as may be required, the Company shall promptly deliver one or more certificates representing the number of shares of Stock as to which vested Awards payable in Stock have been properly exercised or are otherwise payable (and, with respect to Restricted Stock Awards, with respect to which restrictions have expired or been removed). If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates may be delivered with respect to each such Award; further, separate Stock certificates may be delivered with respect to shares of Stock issued or transferred upon exercise of Incentive Options and Nonstatutory Options respectively.

     11.9   Certain Conditions. Nothing herein or in any Award Agreement shall require the Company to permit any exercise of, or issue or transfer any shares with respect to, any Award if (i) the Holder has failed to satisfy any term, condition or limitation of the Plan or the relevant Award Agreement or (ii) that issuance or transfer would, in the opinion of counsel for the Company, constitute a violation of the Securities Act, any other applicable law or regulation (including state and foreign securities laws and regulations), or any rule of any applicable securities exchange or securities association. At the time of any grant or exercise of an Option or Stock Appreciation Right, at the time of any grant or vesting of a Restricted Stock Award, and at the time of any grant or settlement of any other Award, the Company may, as a condition precedent to such grant or exercise of that Option or Stock Appreciation Right, or grant or vesting of the Restricted Stock Award, require from the Holder of the Award (or in the event of the Holder’s death or Disability, the Holder’s Designated Beneficiary, guardian, legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder’s or such

Persons’ intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary or appropriate to ensure that any disposition by that Holder or such other Person will not involve a violation of the Securities Act, any other applicable law or regulation (including state and foreign securities laws and regulations), or any rule of any applicable securities exchange or securities association. The Company may also endorse such legend or legends upon certificates for any shares of Stock issued or transferred pursuant to the Plan, and may issue such “stop transfer” instructions to its transfer agent in respect of such shares, as the Committee determines from time to time to be necessary or appropriate to (i) prevent a violation of, or perfect an exemption from, the registration requirements of the Securities Act or any other applicable state or foreign securities law, (ii) implement the provisions of the Plan and any relevant Award Agreement, or (iii) permit the Company to determine the occurrence of any disposition of shares of Stock issued or transferred upon exercise of an Incentive Option that would disqualify the Incentive Option from the incentive option tax treatment afforded by Section 422 of the Code.

     11.10   Certain Directors and Officers. If any of the terms, conditions or limitations of the Plan or any Award Agreement would preclude any award to an Eligible Individual who is subject to Section 16(b) of the Exchange Act from qualifying for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3, then those conflicting terms, conditions or limitations shall be deemed inoperative to the extent necessary to allow such qualification (unless the Board of Directors has expressly determined that the Plan, or the Committee has expressly determined that the Award, should not comply with Rule 16b-3). In addition, all Award Agreements for Eligible Individuals who are subject to Section 16(b) of the Exchange Act shall be deemed to include such additional terms, conditions and limitations as may be required in order for the related Award to qualify for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3 (unless the Committee has expressly determined that any such Award should not comply with the requirements of Rule 16b-3).

     11.11   Securities Act Legend. The Committee may require that certificates for some or all shares of Stock issued or transferred pursuant to the Plan have a legend similar to the following, or statements of other applicable restrictions, endorsed thereon:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued or transferred pursuant to an effective registration statement under the Securities Act.

     11.12   Legend for Restrictions on Transfer. Each certificate representing shares of Stock issued or transferred to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under the Plan or the relevant Award Agreement, bear a legend that complies with applicable law with respect to such transfer restriction, such as:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THE RODMAN & RENSHAW CAPITAL GROUP, INC. 2007 STOCK AND INCENTIVE PLAN AS ADOPTED BY RODMAN & RENSHAW CAPITAL GROUP, INC. (THE “COMPANY”) ON ________________, ___ AND AN AWARD AGREEMENT THEREUNDER BETWEEN THE COMPANY AND ___________ DATED ______________, _____, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN

PROVIDED. THE COMPANY WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     11.13   Rights as a Stockholder; Dividends. Except as may be specifically provided to the contrary by the Committee pursuant to Paragraph 9.2(e) with respect to a particular Restricted Stock Award, a Holder shall have no right as a stockholder with respect to any shares of Stock covered by the Holder’s Award until a certificate representing those shares is issued in the Holder’s name and subject to any further restrictions imposed in accordance with the Plan. Except as may be expressly determined by the Committee from time to time with respect to one or more Awards, and subject to such terms, conditions and limitations as the Committee may establish with respect to the same, no adjustment shall be made for dividends (whether ordinary or extraordinary, whether in cash or other property or assets) or distributions or other rights for which the record date is before the date that the certificate is issued and any such restrictions have expired or been removed.

     11.14   No Interest. Neither the value of any shares of Stock, nor any cash or other property or assets, issued, transferred or delivered with respect to any Award under the Plan shall bear any interest, even if not issued, transferred or delivered when required by the Plan, except as may be otherwise provided in the applicable Award Agreement or as may be required pursuant to rules and procedures established by the Committee from time to time for the crediting of such interest.

     11.15   Furnishing of Information. Each Holder shall furnish to the Company all information requested by the Company that the Committee deems necessary or appropriate in order to allow the Company to administer the Plan and any Awards or to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable law or regulation.

     11.16   No Obligation to Exercise. No grant of any Award shall impose any obligation upon the Holder or any other Person to exercise the same or any part thereof.

     11.17   Remedies. The Company shall be entitled to recover from a Holder the Company’s damages, costs and expenses, including reasonable attorneys’ fees, incurred in connection with the enforcement of any of the terms, conditions or limitations of the Plan or any Award Agreement, whether by an action to enforce specific performance, for damages for breach, or otherwise.

     11.18   Certain Information Confidential. As partial consideration for the granting of each Award hereunder, each Holder agrees with the Company that such Holder shall keep confidential all information and knowledge that such Holder may have relating to the manner, extent and amount of the Holder’s (or any other Holder’s) participation in the Plan; provided, however, that the Holder may disclose such information or knowledge to the Holder’s spouse or to the Holder’s tax or financial advisors, provided such disclosure is made pursuant to similar terms and conditions (but without any further rights of distribution). The foregoing obligations of confidentiality shall not apply to the extent that the Company specifically consents in writing to further disclosure or to the extent that the information or knowledge becomes generally and readily available to the public without breach by the Holder or any other Person of any contractual, fiduciary or other duty owed to the Company or any of its affiliates. In addition, the foregoing obligations of confidentiality shall not prohibit a Holder from disclosing such information or knowledge to the extent such Holder is required to do so by government or judicial order, provided that such Holder gives the Company prompt written notice of such order and a reasonable opportunity to limit such disclosure and reasonable assistance in contesting or limiting any such disclosure.

     11.19   Dispute Resolution.

          (a) Any claim, demand, cause of action, dispute or controversy arising out of or relating to the Plan, any Award Agreement, any Award, the parties’ performance with respect to any thereof, or any alleged breach of any thereof (each a “Dispute”), shall be settled by binding arbitration in accordance with the then current rules of the American Arbitration Association by a single arbitrator agreed upon by the parties, or, if the parties cannot agree upon a single arbitrator, by three (3) independent and impartial arbitrators of whom each party shall appoint one, and those appointed arbitrators shall select a third arbitrator, who shall be the presiding arbitrator. Judgment upon any award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof.

          (b) Either party may commence arbitration proceedings by giving notice (the “Arbitration Notice”) to the other party demanding that the Dispute be arbitrated, specifying in reasonable detail the nature of the Dispute and the amount, if any, to be submitted to arbitration. The arbitration hearing shall take place in any city on which the parties agree, or failing such agreement within ten (10) days after the date the Arbitration Notice is given, in New York, New York. The arbitration hearing shall be continuous subject to weekends, holidays or other days to be mutually agreed.

          (c) The arbitrator(s) shall render their award no later than thirty (30) days after the conclusion of the hearing. The arbitrator(s) shall base their awards on the terms of the Plan and the relevant Award Agreements and shall follow the law and judicial precedents which a United States Judicial District Judge sitting in New York, New York would apply in the event the Dispute was litigated in such court. The parties expressly agree that this Section shall confer no power or authority upon the arbitrator(s) to render any judgment or award that is erroneous in its application of substantive law and expressly agree that no such erroneous judgment or award shall be eligible for confirmation. The arbitrator(s) shall render their award in writing and, unless both parties agree otherwise, shall include the findings of fact and conclusions of law upon which their award is based. Nothing in this Section shall preclude the parties from contractually agreeing to maximum and/or minimum levels of damages applicable to any such award, whether or not such agreement is disclosed to the arbitrator(s) and any award shall be subject to such agreement. The arbitrator(s) shall apply the substantive laws of the State of New York, without regard to principles of conflicts of laws.

          (d) Unless otherwise agreed, and unless otherwise determined by the arbitrators, each party shall bear its own costs and expenses, including attorneys’ fees, in connection with the arbitration, including the fees and expenses of the arbitrator appointed by them, except that the expenses and fees of the third arbitrator (or of the single arbitrator if only one arbitrator is used), expenses for hearing facilities, and other expenses of the arbitration itself shall be shared equally between the parties.

          (e) The existence and results of any arbitration under this Section shall be treated as confidential under Section 11.18 of the Plan.

          (f) Notwithstanding the foregoing provisions of this Section, and whether or not an arbitration proceeding has been initiated, any party shall be entitled to seek, and all courts having jurisdiction are authorized to issue and enforce in any lawful manner, (i) such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to the Company’s, any of its Subsidiaries’ or such party’s interest or as otherwise may be appropriate pending the conclusion of the arbitration proceedings pursuant to this Section, and (ii) such judgments for permanent and equitable relief as may be necessary to prevent harm to the Company’s, any Subsidiaries’ or such party’s interest or as otherwise may be appropriate following the issuance of arbitration awards pursuant to this Section.

     11.20   Compliance with Section 409A. No provision of this Article XI shall be interpreted to require a payment or other transfer with respect to an Award at a time or in a manner that would violate any requirement of subsection (a) of Section 409A; and the Committee may defer or otherwise change the terms of payment with respect to any Award, as otherwise set forth in this Article X or any related Award Agreement, if and to the extent necessary to comply with the requirements of Section 409A (if applicable). With respect to any Award constituting a deferral of compensation to which Section 409A applies and that is made to a “specified employee” of the Company or its Subsidiaries as defined in Section 409A(a)(2)(B)(i) of the Code, no payment resulting from a separation from service of such employee shall be made with respect to the Award before the date which is 6 months after the date of separation from service (or, if earlier, the date of death of the employee).

XII.

DURATION AND AMENDMENT OF PLAN AND AWARD AGREEMENTS

     12.1 Duration. No Awards may be granted hereunder after the date that is ten (10) years after the Effective Date; provided, however, that Awards granted prior to the expiration of such period may extend beyond the expiration of such period, in accordance with the terms of the Plan (including all rights of the Company and the Committee hereunder) and the relevant Award.

     12.2   Amendment, etc.

          (a) The Board of Directors may, at any time and from time to time, insofar as is permitted by law, suspend or terminate the Plan, in whole or in part, but without the consent of such Holder no such action shall adversely affect in any significant respect the rights, or increase any obligations, of any Holder with respect to any Award previously granted to such Holder hereunder. The Board of Directors may also, at any time and from time to time, insofar as is permitted by law, amend or modify the Plan in any respect whatsoever including (i) for purposes of making the Plan comply with Section 16(b) of the Exchange Act and the exemptions from that Section, the Code (including Section 409A and Section 422 of the Code), or the Employee Retirement Income Security Act of 1974, as amended, (ii) for purposes of meeting or addressing any changes in any legal requirements applicable to the Company or the Plan or (iii) for any other purpose permitted by law. Notwithstanding the foregoing, (i) any amendment or modification of the Plan is subject to any other applicable restrictions on such amendment or modification set forth in the Plan, (ii) without the consent of such Holder no such amendment or modification shall adversely affect any rights, or increase any obligations, of any Holder under any Award previously granted to such Holder hereunder and (iii) without the consent of the holders of a majority of the shares of Stock represented and voting on such amendment or modification at a shareholders’ meeting duly called and held, no amendment or modification to the Plan may be made that would (a) increase the aggregate number of shares of Stock that may be issued or transferred under the Plan or increase the aggregate number of shares of Stock subject to Awards that may be granted to any Eligible Individual in one calendar year pursuant to Section 5.7 (except for acceleration of vesting or other adjustments pursuant to Sections 10.1 or 11.1 of the Plan, to the extent each is applicable), or (b) modify the requirements regarding eligibility for participation in the Plan; provided, however, that such amendments or modifications may be made without the consent of stockholders of the Company if (x) necessary to permit Incentive Options granted under the Plan to qualify as incentive stock options within the meaning of Section 422 of the Code, or (y) necessary to comply with changes that occur in law or in other legal requirements (including Rule 16b-3, Section 162(m), Section 409A, and the Employee Retirement Income Security Act of 1974, as amended).

          (b) Subject to the terms, conditions and limitations of the Plan, Rule 16b-3, to the extent it is applicable, and any consent required by the last three sentences of this Paragraph 11.2(b), the Committee may (a) modify, amend, extend or renew outstanding Awards granted under the Plan, and (b) accept the surrender of Awards requiring exercise that may be outstanding under the Plan (to the extent not previously exercised) and authorize the granting of new Awards in substitution for such outstanding Awards (or portion thereof) so surrendered. Without the consent of the Holder, the Committee may not modify or amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option; provided, however, that the consent of the Holder is not required to the extent that the acceleration of the vesting of an Incentive Option (whether under Section 9.1 or otherwise) causes the Incentive Option to be treated as a

Nonstatutory Option, for federal tax purposes, to the extent that it exceeds the $100,000 limitation described in Section 6.10. Without the consent of the Holder and of the holders of a majority of the shares of Stock represented and voting on such modification or amendment at a shareholders’ meeting duly called and held, the Committee may not modify or amend any outstanding Option so as to specify a higher or lower exercise price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower exercise price, or take any other action to “reprice” any option if the effect of such repricing would be to increase or decrease the exercise price applicable to such Option. In addition, no modification or amendment of an Award shall, without the consent of the Holder, adversely affect any rights of the Holder or increase the obligations of the Holder under such Award except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code.

XIII.

GENERAL

     13.1   Application of Funds. The proceeds received by the Company from the sale of shares of Stock pursuant to Awards shall be used for general corporate purposes or any other purpose permitted by law.

     13.2   Right of the Company and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary, or interfere in any way with the rights of the Company or any Subsidiary to terminate any such employment relationship at any time.

     13.3   No Liability for Good Faith Determinations. Neither the Board of Directors nor the Committee nor any member of either shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Award granted under the Plan, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys’ fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

     13.4   Other Benefits. Participation in the Plan shall not preclude any Holder from eligibility in (or entitle any Holder to participate in) any other stock or stock option plan of the Company or any Subsidiary or any old age benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plan that the Company or any Subsidiary has adopted or may, at any time, adopt for the benefit of its employees or other Persons. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of securities and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     13.5   Exclusion From Pension and Profit-Sharing Compensation. By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any Subsidiary except as may otherwise be specifically provided in such plan. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that no Award to such Holder shall affect the amount of any life insurance coverage, if any, provided by the Company or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

     13.6   Execution of Receipts and Releases. Any payment of cash or other property or assets or any issuance or transfer of shares of Stock to the Holder, or to the Holder’s Designated Beneficiary, guardian, legal representatives, heirs, legatees, distributees or permitted assigns, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such Persons hereunder. The Committee may require any Holder, Designated Beneficiary, guardian, legal representative, heir, legatee, distributee or assignee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as the Committee shall determine.

     13.7   Unfunded Plan. Insofar as it provides for Awards of cash, Stock or other property or assets, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, other property or assets or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Stock, other property or assets or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, other property or assets or rights thereto to be granted under the Plan. Any liability of the Company to any Holder with respect to a grant of cash, Stock, other property or assets or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property or assets of the Company. Neither the Company nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

     13.8   No Guarantee of Interests. Neither the Company, the Board of Directors nor the Committee guarantees the Stock of the Company from loss or depreciation.

     13.9   Payment of Expenses. Subject to Section 11.17, all expenses incident to the administration, termination or protection of the Plan, including legal and accounting fees and any issue taxes with respect to the issuance of shares of Stock pursuant to the Plan, shall be paid by the Company or its Subsidiaries.

     13.10   Company Records. The records of the Company or its Subsidiaries regarding any Holder’s period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

     13.11   No Liability of Company. The Company assumes no obligation or responsibility to the Holder or the Holder’s Designated Beneficiary, guardian, legal representatives, heirs, legatees, distributees or assignees for any act of, or failure to act on the part of, the Committee.

     13.12   Company Action. Any action required of the Company shall be by resolution of its Board of Directors or by a duly authorized officer of the Company or by another Person authorized to act by resolution of the Board of Directors.

     13.13   Severability. Whenever possible, each provision of the Plan and each Award Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award Agreement, or the application thereof to any Person or under any circumstances, is invalid or unenforceable to any extent under applicable law, then such provision shall be deemed severed from the Plan or such Award Agreement with respect to such Person or circumstance, without invalidating the remainder of the Plan or such Award Agreement or the application of such provision to other Persons or circumstances, and a new provision shall be deemed substituted in lieu of the provision so severed which new provision shall, to the extent possible, accomplish the intent of the parties as evidenced by the provision so severed.

     13.14   Notices. Except as may be expressly provided in the Plan or the relevant Award Agreement, whenever any notice is required or permitted to be given under the Plan or such Award Agreement, such notice must be in writing and delivered (including delivery by private courier or facsimile transmittal) or sent by mail (which if to the Company must be certified or registered, return receipt requested) postage and other charges prepaid, addressed to the Person for whom the communication is intended (which for the Company shall be the address of the Company’s chief executive office from time to time, or such other address as may be established from time to time by the Committee, and which for any Holder shall be the address for such Holder set forth in the relevant Award Agreement or such other address as shall have been furnished by notice by such Holder to the Company). Any such notice shall be deemed to be given on the date received or (if mailed in the manner set forth herein) three (3) Business Days after the date of mailing. Any person entitled to notice hereunder may waive such notice.

     13.15   No Waiver. No waiver of any provision of the Plan or any Award Agreement shall be effective unless made in writing and signed by the party to be charged with the waiver. Failure of any party at any time to require any other party’s performance of any obligation under the Plan or Award Agreement shall not affect the right to require performance of that obligation. Any waiver by any party of any breach of any provision of the Plan or any Award Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, or as a waiver or modification of the provision itself.

     13.16   Successors. Subject to the restrictions contained herein, the Plan shall be binding upon the Holder, the Holder’s Designated Beneficiaries, guardian, legal representatives, heirs, legatees, distributees and permitted assigns, and upon the Company, its successors and assigns.

     13.17   Further Assurances. Each Holder shall execute and deliver such documents, and take or cause to be taken such other actions, as may be reasonably requested by the Committee in order to implement the terms of the Plan and any Award Agreement with respect to that Holder.

     13.18   Governing Law. EXCEPT AS MAY BE OTHERWISE PROVIDED IN A PARTICULAR AWARD AGREEMENT, TO THE EXTENT NOT GOVERNED BY FEDERAL LAW, THIS PLAN AND EACH AWARD AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE; PROVIDED, HOWEVER, THAT ISSUES REGARDING THE INTERNAL AFFAIRS OF THE COMPANY SHALL BE GOVERNED BY THE LAW OF THE COMPANY’S JURISDICTION OF ORGANIZATION.

     13.19   Jurisdiction and Venue. EXCEPT AS MAY BE OTHERWISE PROVIDED IN A PARTICULAR AWARD AGREEMENT AND SUBJECT TO SECTION 10.19, EACH HOLDER HEREBY SUBMITS TO THE JURISDICTION OF ALL FEDERAL AND STATE COURTS OF NEW YORK AND HEREBY AGREES THAT ANY SUCH COURT SHALL BE A PROPER FORUM FOR THE DETERMINATION OF ANY DISPUTE ARISING UNDER THE PLAN OR ANY AWARD AGREEMENT WITH RESPECT TO SUCH HOLDER.

     13.20   Interpretation. When a reference is made in the Plan or any Award Agreement to Schedules, Exhibits or Addenda, such reference shall be to a schedule, exhibit or addendum to this Plan or the relevant Award Agreement unless otherwise indicated. Each instance in the Plan or any Award Agreement of the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation.” As used in the Plan or any Award Agreement, the term “days” means calendar days, not business days, unless otherwise specified. Unless otherwise specified, the words “herein,” “hereof,” and “hereunder” and other words of similar import refer to the Plan or relevant Award Agreement as a whole and not to any particular article, section, paragraph, subparagraph, schedule, exhibit, addendum or other subdivision. Similarly, unless otherwise specified, the words “therein,” “thereof” and “thereunder” and other words of similar import refer to a particular agreement or other instrument as a whole and not to any particular article, section, paragraph, subparagraph, schedule, exhibit, addendum or other subdivision. Unless otherwise specified, any reference to a statute includes and refers to the statute itself, as well as to any rules and regulations made and duly promulgated pursuant thereto, and all amendments made thereto and in force currently from time to time and any statutes, rules or regulations thereafter duly made, enacted and/or promulgated, as may be appropriate, and/or any other governmental actions thereafter duly taken from time to time having the effect of supplementing or superseding such statute, rules, and/or regulations. The language in all parts of the Plan and each Award Agreement shall be in all cases construed simply, fairly, equitably, and reasonably, according to its plain meaning and not strictly for or against one or more of the parties. Any table of contents or headings contained in the Plan or any Award Agreement are for reference purposes only and shall not be construed to affect the meaning or interpretation of the Plan or any Award Agreement. When required by the context, (i) whenever the singular number is used in the Plan or any Award Agreement, the same shall include the plural, and the plural shall include the singular; and (ii) the masculine gender shall include the feminine and neuter genders and vice versa.

     13.21   No Representations. NEITHER THE COMPANY, ANY OF ITS SUBSIDIARIES OR OTHER AFFILIATES, THE BOARD OF DIRECTORS OR THE COMMITTEE, OR ANY MEMBER OF EITHER THEREOF MAKES ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER REGARDING THE LEGAL, TAX OR ACCOUNTING CONSEQUENCES OF ANY ASPECT OF THE PLAN OR ANY AWARDS, INCLUDING ANY REPRESENTATION OR WARRANTY THAT ANY OPTION SHALL BE TREATED AS AN INCENTIVE STOCK OPTION UNDER THE CODE. BY ACCEPTING ANY AWARD, EACH HOLDER ACKNOWLEDGES THAT SUCH HOLDER HAS CONSULTED WITH SUCH ADVISORS AS THE HOLDER HAS DEEMED APPROPRIATE WITH RESPECT TO ANY OF SUCH MATTERS.

Adopted as of the Effective Date.

RODMAN & RENSHAW CAPITAL GROUP, INC.,
a Delaware corporation

By: _______________________________________________________

_______________________________________________________
(Print Name)
_______________________________________________________
(Print Title)

EXHIBIT C

RODMAN & RENSHAW CAPITAL GROUP, INC.
EXECUTIVE BONUS PLAN

Article I. Purpose

     The purposes of the Rodman & Renshaw Capital Group, Inc. Executive Bonus Plan (the “Plan”) are to (a) provide certain senior executives (as identified in Article III of the Plan) of Rodman & Renshaw Capital Group, Inc., a Delaware corporation (the “Company”), and its subsidiaries with additional incentives to put forth their best effort on behalf of the Company, (b) attract and retain salaried employees of experience and ability, and (c) implement a performance-based compensation system in order to further align the interests of the senior executives with shareholders. It is intended that the amounts payable under the Plan be considered performance-based compensation within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code of 1986 as amended (the “Code”), and the Plan shall be interpreted and administered in a manner consistent with this intent.

Article II. Effective Date; Termination

      The Plan was adopted by the Board of Directors of the Company (the “Board”) on August 9, 2007, subject to approval by the stockholders of the Company on or before September 30, 2007. If the Plan is so approved, it will be effective for (i) the four-month period commencing September 1, 2007 (the “Effective Date”) and ending December 31, 2007 (the “Initial Period”) and (ii) fiscal years of the Company beginning or after January 1, 2008 (each a “Fiscal Year”). If such approval is not obtained, any award previously granted under this Plan shall automatically be canceled and shall be of no force or effect. The Plan will terminate on August 31, 2012.

Article III. Participants

     The senior executives of the Company who are participants in the Plan shall be Michael Vasinkevich, Edward Rubin, John J. Borer, III, Michael Lacovara, and any other individual employed by the Company or any of its subsidiaries who is designated by the Committee from time to time as a participant in the Plan (each a “Principal” and collectively the “Principals”).

Article IV. Determination of the Amount of the Bonus Award Pool

     4.1    For the Initial Period and each Fiscal Year, each Principal shall be entitled to receive an award of a bonus (the “Bonus Award”) which shall be paid from a bonus pool (the “Bonus Award Pool”) determined in the manner described below.

     4.2    The formula for calculating the amount of the Bonus Award Pool for the Initial Period and for each Fiscal Year shall be specified by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) in writing, by resolution or other appropriate action, no later than (i) 30 days following the commencement of the Initial Period or (ii) 90 days following the commencement of each Fiscal Year, in each case in accordance with Treasury Regulation § 1.162 -27(e)(2).

           (a) The formula for calculating the amount of the Bonus Award Pool shall be based upon one or more of the following “Performance Criteria,” adjusted in such manner as the Committee shall determine: pre-tax or after-tax return on equity; earnings per share; pre-tax or after-tax net income; business unit or departmental pre-tax or after-tax income; firm revenue growth; departmental revenue growth; book value per share; market price per share; relative performance to peer group companies; expense management; total return to stockholders; target company revenue; cash generation; cash management; return on capital; return on profit; operating income; return on capital; return on assets; return on investments; risk management; and market share.

           (b) The Performance Criteria that are selected by the Committee pursuant to this Section 4.2 shall be designated as an absolute value, a comparison of the relative performance against an identified comparable group, or a combination of both, and may exclude the effect of restructurings, discontinued operations, extraordinary items, unusual or non-recurring charges, and the effect of tax or accounting changes.

      4.3    In no event shall the sum of the amounts payable under the Plan to or in respect of all of the Principals with respect to the Initial Period or a Fiscal Year of the Company, together with the base compensation payable to the Principals under their employment agreements and (without duplication) the salary, bonuses, other current and deferred compensation and benefits (excluding any insurance premiums paid for key man life insurance for the benefit of the Company and any equity-based compensation attributable to awards granted by the Company prior to September 30, 2007), and associated payroll taxes imposed on the Company, with respect to all employees of the Company and its subsidiaries, exceed 60% of the gross revenues of the Company and its subsidiaries as determined under United States Generally Accepted Accounting Principles as consistently applied and reflected on the consolidated financial statements of the Company (the “Revenue-Based Cap”) for the same period. The Committee in consultation with the Company's accountants shall be authorized to make reasonable adjustments to the consolidated financial statements for any fiscal year of the Company, on the basis of chronological proration, a cutting-of-the-books methodology or otherwise, and with respect to the allocation of compensation and benefit expenses, to determine the Revenue-Based Cap for the Initial Period and in the event that the final period under this Plan ends before the last day of the corresponding Fiscal Year.

4.4 In no event shall the amounts payable under this Plan to or in respect of any Principal with respect to the Initial Period or a Fiscal Year of the Company exceed 25% of the gross revenues of the Company and its subsidiaries as determined under United States Generally Accepted Accounting Principles as consistently applied and reflected on the consolidated financial statements of the Company for the same period.

Article V. Allocation of Bonus Award Pool

     5.1    No later than (i) 30 days following the commencement of the Initial Period and (ii) 90 days following the commencement of each Fiscal Year, the Committee shall determine in writing, by resolution or other appropriate action and in a manner that is consistent with Treasury Regulation Section 1.162 -27(e)(2), each Principal's proportionate share of the Bonus Award Pool, as determined pursuant to Section 4.2, for such Initial Period or Fiscal Year; provided, however, that in no event may the sum of the shares allocated to the Principals for the Initial Period or any Fiscal Year exceed 100% of the Bonus Award Pool for such period.

     5.2    For purposes of the Plan, and except as otherwise provided in an employment agreement of a Principal with the Company or any of its subsidiaries, a Principal who ceases to be employed by the Company or any of its subsidiaries for any reason before the last day of the Initial Period or a Fiscal Year shall be entitled to receive a pro rata share of the Bonus Award which is payable for the Initial Period or the Fiscal Year during which the Principal terminates employment (but not for any subsequent Fiscal Year), which share shall be equal to the product of (i) an amount equal to the Bonus Award that would have been paid to the Principal pursuant to Section 5.1 if the Principal had been employed by the Company for the entire Initial Period or Fiscal Year in which such Principal's employment terminates, multiplied by (ii) a fraction, the numerator of which shall be the number of days in the portion of the Initial Period or Fiscal Year ending with the date of the Principal's termination of employment and the denominator of which shall be the number of days in such Initial Period or Fiscal Year.

     5.3    Notwithstanding anything contained herein to the contrary, the Committee shall have the right to reduce the amount of the Bonus Award which would otherwise be payable to a Principal, in the Committee's sole discretion at any time and for any reason prior to the time that a Bonus Award for the Initial Period or a Fiscal Year would otherwise have become payable; provided, however, that any such reduction shall not cause an increase in the amount payable under the Plan to any other Principal.

Article VI. Payment of Bonus Awards

     6.1 As a condition to the right of any Participant to receive a Bonus Award with respect to the Initial Period or any Fiscal Year, the Committee shall determine the payments, if any, which are to be made under the Plan to the Participants for such period and shall be required to certify in writing in a manner consistent with Treasury Regulation Section 1.162 -27(e)(5), by resolution of the Committee or other appropriate action and prior to the payment of any Bonus Award for such period, that the Bonus Award to each Participant has been accurately determined in accordance with the provisions of the Plan, including that the Performance Criteria and any other material terms under the formula for each Bonus Award Pools were in fact satisfied.

     6.2    The Bonus Award payable to any Principal under the Plan with respect to the Initial Period or any Fiscal Year shall be paid as soon as practicable following the certification thereof by the Committee for the Initial Period or such Fiscal Year, but in no event later than the 15th day of the third month following the end of such period.

     6.3    A Bonus Award that is payable to a Principal may be paid in cash, in the form of an equity-based award under the Company's 2007 Stock and Incentive Plan or any successor plan, or any combination of the above. Any such equity-based award shall be subject to such terms and conditions as the Committee may determine in accordance with the plan under which such award is granted.

Article VII. Plan Amendments, Termination, and Discontinuance of Bonus Awards

     The Company may at any time discontinue the granting of Bonus Awards and amend or terminate this Plan in whole or in part. No such amendment or termination shall impair or otherwise adversely affect the rights of any Principal to benefits under the Plan that have accrued prior to the date of such action.

Article VIII. Miscellaneous

     8.1    Nothing contained herein shall be construed as a guarantee of continued employment of any Principal hereunder.

     8.2    For purposes of the Plan, the “Company” shall include the successors and assigns of the Company, and the Plan shall be binding on any corporation or other person with which the Company is merged or consolidated, or which acquires substantially all of the assets of the Company, or which otherwise succeeds to its business.

     8.3    The Plan shall be administered by the Committee, which shall have the sole authority to interpret and to make rules and regulations for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee regarding the interpretation and administration of the Plan, as described herein, shall be within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him or her, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his or her own willful misconduct or as expressly provided by statute. The Committee may request advice or assistance or employ such persons (including, without limitation, legal counsel and accountants) as it deems necessary for the proper administration of the Plan.

     8.4    The Company shall be entitled to require each Principal to pay to the Company or its designee an amount sufficient to satisfy all U.S. Federal, state, local and foreign income tax withholding, social security tax, and other taxes required to be withheld relating to any Bonus Awards made pursuant to the Plan.

      8.5    This Plan shall be construed and governed in accordance with the laws of New York State, as determined without regard to the principles of conflict of laws of such state.

PROXY CARD

STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

ENTHRUST FINANCIAL SERVICES, INC.
1270 AVENUE OF THE AMERICAS
NEW YORK, NY 10020
(212) 356-0500 Telephone
(212) 356-0536 Facsimile

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
FOR THE SPECIAL MEETING OF STOCKHOLDERS ON AUGUST 31, 2007

The undersigned hereby appoints Edward Rubin and John J. Borer III as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of Common Stock of Enthrust Financial Services, Inc. (the “Company”) held of record by the undersigned on July 20, 2007, at the Special Meeting of Stockholders of the Company, to be held at the offices of Morse, Zelnick, Rose & Lander, LLP located at 405 Park Avenue, Suite 1401, New York, New York 10022 on August 31, 2007 at 10:00 a.m., EDT, or any adjournment thereof.

INSTRUCTIONS: PLEASE INDICATE YOUR SELECTION BY PLACING AN “X” IN THE APPROPRIATE BOXES BELOW.

1. APPROVAL OF PERFORMANCE BASED COMPENSATION CONTAINED IN THE COMPANY’S EMPLOYMENT AGREEMENT WITH MICHAEL LACOVARA.

☐  FOR                  ☐ AGAINST                ☐ ABSTAIN

2. APPROVAL OF THE COMPANY’S 2007 STOCK AND INCENTIVE PLAN.

☐  FOR                  ☐ AGAINST                ☐ ABSTAIN

3. APPROVAL OF THE COMPANY’S EXECUTIVE BONUS PLAN.

☐  FOR                  ☐ AGAINST                ☐ ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Dated: _____________________________, 2007

_________________________________________
Signature of Stockholder

_________________________________________
Signature if held jointly

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE READ, COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.